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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Parker Drilling Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Notice of Annual Meeting of Shareholders and Proxy Statement
March 22, 2005

March 22, 2005

To Our Shareholders:

We are pleased to offer you this invitation to attend our 2005 Annual Meeting of Shareholders. The meeting will be held on Wednesday, April 27, 2005, at 10 a.m. Central Time, at the Westlake Club, 570 Westlake Park Boulevard, Houston, Texas.

At the meeting, we will:

-	elect three Class III directors for three-year terms,

-	consider and act upon a proposal to approve the Parker Drilling Company 2005 Long-Term Incentive Plan,

-	consider and act upon a proposal to ratify the appointment of
PricewaterhouseCoopers LLP as our independent accountants for 2005, and

-	conduct any other business properly coming before the meeting and any adjournment or postponement.

We will also report our 2004 performance and answer your questions. You will have the opportunity to meet the directors and officers of the Company. In addition, our independent accountants will be present and available to answer appropriate questions.

Further details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or by mailing a proxy or voting instruction card. Voting by Internet, by phone or by written proxy will ensure your representation at the annual meeting regardless of whether you attend in person. Please review the instructions on the proxy or voting instruction card regarding each of these voting options.

Thank you for your ongoing support and continued interest in Parker Drilling Company. We look forward to seeing you at the meeting. If you cannot attend the meeting, please log on to our Web site at http://www.parkerdrilling.com as we will be posting a summary of the meeting shortly thereafter.

Sincerely,

Robert L. Parker	Robert L. Parker Jr.
Chairman	President & Chief Executive Officer

PARKER DRILLING COMPANY 1401 Enclave Parkway Houston, TX 77077

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	10 a.m. Central Time on Wednesday, April 27, 2005

PLACE	The Westlake Club, 570 Westlake Boulevard, Houston, Texas

ITEMS OF BUSINESS	(1) To elect three members of Class III of the Board of Directors for three-year terms,

(2) To consider and act upon a proposal to approve the Parker Drilling Company 2005 Long-Term Incentive Plan,

(3) To ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for the 2005 year, and

(4) To transact such other business as may properly come before the annual meeting and any adjournment or postponement.

RECORD DATE	You can vote if you are a shareholder of record on March 10, 2005.

ANNUAL REPORT	Our Annual Report is enclosed.

PROXY VOTING	It is important that your shares be represented and voted at the annual meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders also have the option of voting their shares on the Internet or by telephone. Voting instructions are included in the accompanying Proxy Statement at page 8.

By order of the Board of Directors,

Ronald C. Potter
Corporate Secretary

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT PROXY STATEMENT AND ANNUAL MEETING	6

Why am I receiving these materials?	6
What information is contained in this proxy statement?	6
How may I obtain Parker Drilling’s Annual Report on Form 10-K?	6
Who may attend the meeting?	6
What items of business will be voted on at the annual meeting?	6
How does the board recommend that I vote?	6
Who is entitled to vote at the annual meeting?	6
What constitutes a quorum?	7
What is the difference between holding shares as a shareholder of record and as a beneficial owner?	7
How can I vote my shares in person at the meeting?	7
How can I vote my shares without attending the annual meeting?	7
Can I change my vote?	8
Who can help answer my questions?	9
Is my vote confidential?	9
What are the voting requirements to approve each of the proposals?	9
What happens if additional matters are presented at the annual meeting?	10
What should I do if I receive more than one set of voting materials?	10
How may I obtain a separate set of voting materials?	10
Who will bear the cost of soliciting votes for the annual meeting?	11
How can I get a list of shareholders?	11
Where can I find the voting results of the annual meeting?	11
What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?	11

COPY OF BY-LAWS	12

GOVERNANCE OF THE COMPANY	13

Corporate Governance Principles	13
Presiding Director	13
Communications with Non-Management Directors	13
Selection of Nominees as Director Candidates	13
Director Independence Determination	14
Parker Policy on Business Ethics and Conduct	14

PARKER DRILLING COMPANY
1401 ENCLAVE PARKWAY
HOUSTON, TEXAS 77077

PROXY STATEMENT

Q:	Why am I receiving these materials?

A:	The board of directors of Parker Drilling Company (“Parker,” the “Company,” “we,” or “us”), a Delaware corporation, is providing these proxy materials for you in connection with our 2005 Annual Meeting of Shareholders which will take place on April 27, 2005 at 10 a.m. Central Time, at The Westlake Club, 570 Westlake Boulevard, Houston, Texas. As a shareholder, you are invited to attend the annual meeting and are entitled to and requested to vote on the items of business described in this proxy statement. This proxy statement, form of proxy and voting instructions are being distributed on or about March 22, 2005.

Q.	What information is contained in this proxy statement?

A.	The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and most highly paid executive officers and certain other required information.

Q.	How may I obtain Parker Drilling’s Annual Report on Form 10-K?

A.	A copy of our 2004 Annual Report on Form 10-K is enclosed.

Shareholders may request another free copy of the 2004 Form 10-K from our corporate office address or it may be accessed on our Web site at http://www.parkerdrilling.com.

Q.	Who may attend the meeting?

A.	Your proxy card is your invitation to attend the annual meeting. If you plan to attend the annual meeting, please vote your proxy prior to the meeting, but you may also bring your proxy card and vote at the meeting as explained below.

No cameras, recording equipment or electronic devices will be permitted in the annual meeting.

Q:	What items of business will be voted on at the annual meeting?

A:	The items of business scheduled to be voted on at the annual meeting are:

-	election of three Class III directors,

-	approval of the Parker Drilling Company 2005 Long-Term Incentive Plan, and

-	ratification of PricewaterhouseCoopers LLP as independent accountants for 2005.

We will also consider other business that properly comes before the annual meeting.

Q:	How does the board recommend that I vote?

A:	Our board recommends that you vote your shares “FOR” each of the Class III nominees to the board, “FOR” the approval of the Parker Drilling Company 2005 Long-Term Incentive Plan, and “FOR” the ratification of PricewaterhouseCoopers LLP as our independent accountants for 2005.

Q:	Who is entitled to vote at the annual meeting?

A:	Holders of Parker common stock at the close of business on the record date of March 10, 2005, are entitled to receive this notice and to vote their shares at the annual meeting.

Each share of common stock is entitled to one vote on each matter properly brought before the annual meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the shareholder of record, including shares acquired through Parker’s 401(k) plan, and (2) shares held by you as the beneficial owner through a broker, trustee or other nominee such as a bank. On the record date, there were 95,464,865 shares of common stock issued and outstanding.

Q:	What constitutes a quorum?

A:	The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions are counted as present and entitled to vote for purposes of determining a quorum.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Most Parker shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with Parker’s transfer agent, Wells Fargo Bank, N.A., you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by Parker. As the shareholder of record, you have the right to grant your voting proxy directly to Parker or to vote in person at the meeting. Parker has enclosed a proxy card for you to use.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street” name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or otherwise provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

Q	How can I vote my shares in person at the meeting?

A:	We will pass out written ballots to any shareholder of record who wants to vote in person at the meeting. However, if you are the beneficial owner of shares held in street name, you must request and obtain a legal proxy, executed in your favor, from the broker, trustee, nominee or other holder of record in order to vote at the meeting. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instruction card as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the annual meeting?

A:	Your vote is important. You can save us the expense of a second mailing by voting promptly. Shareholders of record can vote by telephone, on the Internet, by mail or by attending the annual meeting and voting by ballot as described below. (Please note, if you are a beneficial owner, please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you).

The Internet and telephone voting procedures are designed to authenticate shareholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet you do not need to return your proxy card. Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day, but the vote needs to be submitted before noon, Central Time, on April 26, 2005.

Vote by Telephone

You do this by following the “Vote by Telephone” instructions on your proxy card. If you vote by telephone, you do not have to mail in your proxy card.

Vote by Internet

You do this by following the “Vote by Internet” instructions on your proxy card. If you vote by Internet, you do not have to mail in your proxy card.

Vote by Mail

You do this by completing and signing the proxy card that came with your Proxy Statement and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

-	as you instruct, and

-	according to the best judgment of Robert L. Parker and Robert L. Parker Jr. if a proposal comes up for vote at the meeting that is not on the proxy card.

If you do not mark your voting instructions on your proxy card, your shares will be voted:

-	for the election of three named nominees for director,

-	for the approval of the Parker Drilling Company 2005 Long-Term Incentive Plan,

-	for the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for 2005, and

-	according to the best judgment of Robert L. Parker and Robert L. Parker Jr. if a proposal comes up for vote at the annual meeting that is not on the proxy card.

Q:	Can I change my vote?

A:	If you are a shareholder of record, you can change your vote at any time before it is exercised by:

-	timely written notice to the Secretary of the Company,

-	timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or by Internet,

-	voting by ballot at the annual meeting.

For shares you hold as beneficial owner, you may change your vote by submitting new voting instructions to your broker, trustee, nominee or other record holder; or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, you can change your vote by attending the meeting and voting in person.

Q:	Who can help answer my questions?

A:	If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact:

Wells Fargo Bank, N.A.
Shareowner Services
P. O. Box 64854
St. Paul, MN 55164-0854
Toll free- (800) 468-9716
               (651) 450-4064

If you need additional copies of this proxy statement or voting materials, please contact Wells Fargo Bank, N.A. as described above.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner to protect your voting privacy. Your vote will not be disclosed to Parker or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation.

Q:	What are the voting requirements to approve each of the proposals?

A:	A plurality of the votes cast is required for the election of directors. This means that the director nominee with the most votes for a particular position on the board is elected for that position. Only votes “for” or “against” affect the outcome. Abstentions are not counted for purposes of the election of directors. Cumulative voting is not permitted.

A majority of the votes cast is required to approve the Parker Drilling Company 2005 Long-Term Incentive Plan and the ratification of appointment of PricewaterhouseCoopers LLP as our independent accountants.

You may vote “for” or “against” the approval of the Parker Drilling Company 2005 Long-Term Incentive Plan and the ratification of appointment of PricewaterhouseCoopers LLP as our independent accountants, or “abstain” from voting. If you abstain from voting, it will have the same effect as a vote “against” these proposals.

If you are a beneficial owner and your broker holds your shares in its name, the broker is permitted to vote your shares on routine matters, e.g., the election of directors and the ratification of appointment of PricewaterhouseCoopers LLP as our independent accountants even if your broker does not receive voting instructions from you.

A brokerage firm cannot vote shares on non-routine matters. The approval of the Parker Drilling Company 2005 Long-Term Incentive Plan is a non-routine matter. If you do not give instructions to your broker on non-routine matters, your shares are considered “not entitled to vote” as to these matters, rather than a vote against these matters. We encourage you to provide instructions to your brokerage firm by giving your proxy. This ensures your shares will be voted at the meeting.

Q:	What happens if additional matters are presented at the annual meeting?

A:	Other than the three items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant your proxy, the persons named as proxy holders, Robert L. Parker and Robert L. Parker Jr., will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board.

The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

Q:	What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote each Parker proxy card received via phone, Internet or by mailing the proxy card.

If you would like to combine various accounts of your household into one for purposes of proxy solicitation and voting, please contact our stock transfer agent, at (800) 468-9716 and instruct the shareowner services representative to do so.

If you are a Parker employee, you will receive a separate proxy card for all the shares you hold:

-	in your own name, and

-	in the Parker 401(k) plan.

If you do not specify voting instructions for shares in the Parker 401(k) plan, the trustee of the 401(k) plan will vote your shares in the same proportion to the votes for the other shares for which voting instructions have been received.

Q:	How may I obtain a separate set of voting materials?

A:	If you share an address with another shareholder, you may receive only one set of proxy materials (including our annual report to shareholders, 2004 Form 10-K and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call to request a separate copy of these materials from our transfer agent at:

Wells Fargo Bank, N.A.
Shareowner Services
P. O. Box 64854
St. Paul, MN 55164-0854
Toll free- (800) 468-9716
               (651) 450-4064

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:	Parker is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We have also hired Georgeson Shareholder Communications Inc. (“Georgeson”) to assist us in the distribution of proxy materials and the solicitation of votes described above. We will pay Georgeson a fee of $8,000 plus customary costs and expenses for these services. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.

Q:	How can I get a list of shareholders?

A:	The names of shareholders of record entitled to vote will be available at the annual meeting and for ten days prior to the annual meeting for any purpose relevant to the annual meeting, between the hours of 7:30 a.m. and 4:30 p.m. Central Time, at our principal corporate offices at 1401 Enclave Parkway, Suite 600, Houston, Texas, by contacting the Corporate Secretary of the Company.

Q:	Where can I find the voting results of the annual meeting?

A:	We will announce voting results at the meeting. We will publish these results in our quarterly report on Form 10-Q for the first quarter of 2005 which will be available on our Web site at http://www.parkerdrilling.com. We will file that report with the Securities and Exchange Commission (“SEC”), and you can get a copy by contacting our Investor Relations Department at (281) 406-2370 or the SEC at (202) 942-8090 for the location of the nearest public reference room. You can also get a copy on the Internet through the SEC’s electronic data system (“EDGAR”) at http://www.sec.gov or under SEC filings in the Investor Relations section of the Company’s Web site.

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future shareholder meetings.

Shareholder Proposals: In order for a shareholder proposal to be considered for inclusion in the proxy statement for the annual meeting next year, the written proposal must be received by the Corporate Secretary of Parker at our principal executive offices at 1401 Enclave Parkway, Suite 600, Houston, Texas 77077 no later than December 27, 2005. The 2006 Annual Meeting is currently scheduled for April 26, 2006.

For a shareholder proposal that is not intended to be included in Parker’s proxy statement under Rule 14a-8, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of Parker common stock to approve that proposal, provide the information required by the by-laws of Parker and give timely notice to the Corporate Secretary of Parker, which, in general, requires that the notice be received by the Corporate Secretary of Parker no later than 90 days and no more than 120 days in advance of next year’s annual meeting. If less than 100 days’ notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.

Nomination of Director Candidates: You may propose director candidates for consideration by the Corporate Governance Committee by submitting the nominee’s name and other relevant information to the Presiding Director of Parker’s board of directors at the principal executive offices set forth above. In addition, the by-laws of Parker permit shareholders to nominate directors for election at the annual meeting. Our procedure for selection of director candidates is described below under “Selection of Nominees as Director Candidates.”

To nominate a director, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of Parker common stock to elect such nominee and provide the information required by the by-laws of Parker and by Regulation 14A of the Securities Exchange Act of 1934. In addition, the shareholder must give notice to the Corporate Secretary of Parker no later than 90 days and no more than 120 days in advance of next year’s annual meeting. The 2006 Annual Meeting is currently scheduled for April 26, 2006.

Copy of By-Law provisions: You may contact the Parker Corporate Secretary at our principal executive offices for a copy of the relevant by-law provisions regarding the requirements for making shareholder proposals and nominating director candidates.

GOVERNANCE OF THE COMPANY

Corporate Governance Principles

In January 2004, the board of directors approved the Company’s Corporate Governance Principles, which comply with the minimum requirements of the new corporate governance listing standards of the New York Stock Exchange (“NYSE”). In February of this year, the board of directors approved some revisions to the Corporate Governance Principles based on the recommendation of counsel that such revisions are consistent with best practices in corporate governance. The revised Corporate Governance Principles are attached to this Proxy Statement as Annex A. From time to time we may further revise our Corporate Governance Principles in response to changing regulatory requirements, evolving best practices, and the concerns of shareholders. Our Corporate Governance Principles are published on our Web site at http://www.parkerdrilling.com in the “About Us” section under “Governance.”

Presiding Director

In accordance with the Corporate Governance Principles, Mr. Robert M. Gates, chairman of the corporate governance committee, has acted as presiding director of the meetings of the non-management directors as required by the NYSE corporate governance listing standards. During 2004, the non-management directors held four meetings. In 2005, the non-management directors are scheduled to meet on a regular basis four times a year, and can also schedule additional meetings as they deem appropriate.

Communications with the Non-Management Directors

Shareholders and other parties interested in communicating directly with the presiding director or with non-management directors as a group may do so by writing to the Presiding Director, Parker Drilling Company, 1401 Enclave Parkway, Suite 600, Houston, Texas 77077, which contact information is also provided on our Web site. The board of directors has approved a process for handling communications addressed to non-management members of the board. Under that process, the General Counsel of the Company, under the specific direction of the presiding director, reviews the correspondence and forwards correspondence to the presiding director in accordance with such directions. The presiding director will determine, based on a process and criteria unanimously approved by the non-management directors, whether or not such communication warrants consideration by another committee of the board or by the entire board. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s Director of Internal Audit and/or General Counsel in accordance with the Company’s whistleblower policy described below under “Procedure for Reporting Accounting, Internal Control and Audit Irregularities.” Such matters are investigated by the Director of Internal Audit and/or General Counsel and are reported to the audit committee.

Selection of Nominees as Director Candidates

The corporate governance committee considers candidates for board membership suggested by its members and other board members, as well as management and shareholders. The corporate governance committee also has the authority to retain a third-party search firm to assist in identification of qualified candidates, but has not retained a search firm at this time. A shareholder who wishes to recommend a candidate to be considered as a director nominee should notify the presiding director in writing at Presiding Director, Parker Drilling Company, 1401 Enclave Parkway, Suite 600, Houston, Texas 77077, and include any supporting information that the shareholder deems appropriate by December 31, 2005, to enable the corporate governance committee sufficient time to review the qualifications of candidates. The corporate governance committee will consider whether to nominate any person submitted pursuant to the provisions of the Company’s by-laws relating to shareholder nomination described below.

The corporate governance committee is responsible for reviewing candidates and proposing candidates to the entire board for director nominees. The Corporate Governance Committee Charter includes a provision which requires the corporate governance committee to review the qualifications of any candidate which has been submitted by a shareholder for consideration as a director nominee and advise the board of its assessment. The Corporate Governance Principles and Corporate Governance Committee Charter do not provide any minimum qualifications other than that the candidates are “independent” under the NYSE corporate governance guidelines, but do provide that the directors should consider diversity, age, skills, and experience in the context of the needs of the board in making its determination of an appropriate candidate. The procedure for evaluating such candidates is identical to the procedure for evaluating candidates proposed by other directors, management or by a search firm hired by the corporate governance committee.

In 2004, upon the recommendation of Mr. John W. Gibson, Jr., the corporate governance committee reviewed the qualifications of Mr. Roger B. Plank and recommended to the full board that Mr. Plank be nominated as a director. The full board of directors considered the qualifications of Mr. Plank and voted unanimously to appoint him as a Class II director in May 2004. In addition, the corporate governance committee also reviewed the qualifications of Mr. Robert E. McKee III, who was recommended by Mr. Gibson, and submitted Mr. McKee as a candidate for director. The full board reviewed the qualifications of Mr. McKee and in February 2005 voted unanimously to appoint Mr. McKee as a Class II director.

Director Independence Determination

In accordance with the NYSE corporate governance listing standards, as amended, at a board meeting in February 2005 the Board made its annual review of director independence to determine whether or not any non-management directors had any material relationships or had engaged in material transactions with the Company. During these reviews, the board considered transactions and relationships between each director or any member of his immediate family and the Company and its subsidiaries and affiliates, including those reported under “Certain Relationships and Related Party Transactions” at page 21. The board then made a determination whether or not the identified transactions or relationships are addressed in the specific independence criteria of the new NYSE corporate governance listing standards, and, if so, whether or not these transactions exceeded the objective thresholds for independence. The board further examined all transactions and relationships that did not fall within the specific independence criteria. As a result of this review, the board affirmatively determined that all of the non-management directors are independent under the NYSE corporate governance listing standards on the basis that: (1) No non-employee director has engaged in a transaction or has a relationship with the Company that is contrary to or exceeds the thresholds of materiality as established by the specific independence criteria of the NYSE at Section 303A.02(b) and (2) in the considered opinion of the entire board, no non-employee director has any other relationship with the Company that is material under 303A.02(a). Our independent directors are R. Rudolph Reinfrank, Bernard Duroc-Danner, Robert M. Gates, John W. Gibson, Jr., Roger B. Plank and Robert E. McKee III.

Parker Policy on Business Ethics and Conduct

All of our employees, including our Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, are required to abide by Parker’s Code of Corporate Conduct to ensure that our business is conducted in accordance with the requirements of law and the highest standards of ethics. This Code of Corporate Conduct contains provisions on financial ethics consistent with the ethics requirements of the SEC that were instituted pursuant to the Sarbanes-Oxley Act of 2002 (“SOX”) and the corporate governance listing standards of the NYSE.

The full text of our Code of Corporate Conduct is published on our Web site at http://www.parkerdrilling.com at “About Us” under the “Governance” section. In accordance with the SEC rules, we will disclose any future amendments to the Code of Corporate Conduct and any waivers of such code that affect directors and executive officers and senior financial personnel within two business days following such amendment or waiver. A free copy of the Code of Corporate Conduct is also available to anyone who requests it by writing to the Corporate Secretary at 1401 Enclave Parkway, Suite 600, Houston, Texas 77077.

Procedure for Reporting Complaints Regarding Accounting Practices, Internal Accounting Controls and Audit Practices

In accordance with the SEC regulations adopted pursuant to SOX, the audit committee has adopted a procedure for the receipt, retention and handling of complaints regarding accounting practices, internal accounting controls and auditing practices. This policy and procedure has been integrated into the Company’s existing “whistleblower” policy which allows the confidential and anonymous reporting of such matters via a “hotline.” Additionally, such complaints can be reported directly to the Director of Internal Audit and/or the General Counsel. The hotline number and the contact information for the Director of Internal Audit and General Counsel are provided on the Company’s Web site. The policy provides that the complaints be reported to the Director of Internal Audit and/or General Counsel for review, at which time they will be forwarded to the audit committee for further investigation and handling as the audit committee deems appropriate.

Policy on Director Attendance at Annual Meeting

Parker’s Corporate Governance Principles provide that board members are expected to be in attendance of all meetings including the annual meeting of shareholders. Last year five of the seven directors were in attendance at the annual meeting.

BOARD OF DIRECTORS

NOMINEES FOR DIRECTOR (CLASS III) — WITH TERM OF OFFICE EXPIRING AT THE 2008 ANNUAL MEETING OF SHAREHOLDERS

ROBERT L. PARKER
DIRECTOR SINCE 1969

Mr. Parker, age 81, chairman of the board, served as president and chief executive officer of the Company from 1954 until 1991, since which time he has served only as chairman. He also serves on the board of directors of Clayton Williams Energy, Inc., BOK Financial Corporation, and Wells Fargo Bank Texas, N.A. — Kerrville. He is the father of Robert L. Parker Jr.

ROBERT L. PARKER JR.
DIRECTOR SINCE 1973

Mr. Parker Jr., age 56, is president and chief executive officer, having joined the Company in 1973. He was elected president and chief operating officer in 1977 and chief executive officer in 1991. He previously was elected a vice president in 1973 and executive vice president in 1976. Mr. Parker Jr. is on the board of directors of the University of Texas Engineering Foundation Advisory Council, the University of Texas Development Board and the International Association of Drilling Contractors. He is the son of Robert L. Parker.

ROGER B. PLANK
DIRECTOR SINCE MAY 2004

Mr. Plank, age 48, is Executive Vice President and Chief Financial Officer of Apache Corporation, having served in this position since May 2000. Mr. Plank previously served as Vice President of Corporate Communications, Vice President of External Affairs and Vice President of Planning and Corporate Development. He is also a member of the Board of Trustees and Audit Committee for Wyoming’s Ulcross Foundation and a member of the board of directors of Houston’s Alley Theater.

CONTINUING DIRECTORS (CLASS I) — WITH TERM OF OFFICE EXPIRING AT THE 2006 ANNUAL MEETING OF SHAREHOLDERS

R. RUDOLPH REINFRANK
DIRECTOR SINCE 1993

Mr. Reinfrank, age 49, is a co-founder of Clarity Partners, where he has held the position of managing general partner since 1997. Prior to the formation of Clarity Partners, Mr. Reinfrank co-founded Rader Reinfrank & Co., LLC, Beverly Hills, California. From May 1993 through December 1996, Mr. Reinfrank was a managing director of the Davis Companies.

JOHN W. GIBSON JR.
DIRECTOR SINCE 2001

Mr. Gibson, age 47, resigned his position as president and chief executive officer of Halliburton’s Energy Services Group in December 2004, having been appointed to this position in January 2003. He was previously president of Halliburton Energy Services since March 2002. Mr. Gibson had also served as president and chief executive officer of Landmark Graphics Corporation since 2000 and earlier as chief operating officer. He joined the company in 1994 and held various executive positions, including executive vice president of Landmark’s Integrated Products group, and president and vice president of Landmark’s Zycor Division.

CONTINUING DIRECTORS (CLASS II) — WITH TERM OF OFFICE EXPIRING AT THE 2007 ANNUAL MEETING OF SHAREHOLDERS

BERNARD DUROC-DANNER
DIRECTOR SINCE 1996

Dr. Duroc-Danner, age 50, is chairman, president and chief executive officer of Weatherford International Ltd., having held these positions since May 1998. For the previous five years he held the position of president, chief executive officer and director of EVI, Inc. Weatherford International Ltd. is an international manufacturer and supplier of oilfield equipment. Dr. Duroc-Danner holds a Ph.D. in economics from Wharton (University of Pennsylvania) and is also a director of CalDive International, Inc., Dresser, Inc. and Universal Compression, Inc.

ROBERT M. GATES
DIRECTOR SINCE 2001

Dr. Gates, age 61, is president of Texas A&M University, having been appointed to this position in 2002. Previously, he was director of the Central Intelligence Agency, which he joined in 1966. From 1991 to 1993 he served as director of central intelligence, where he led all U.S. foreign intelligence agencies and directed the CIA. From 1999 to 2001, he served as Dean of the George Bush School of Government and Public Service at Texas A&M University. Dr. Gates is a member of the board of trustees of The Fidelity Funds and a member of the board of directors of NACCO Industries. He serves as senior adviser or consultant to several major international firms and is a trustee of the Forum for International Policy. He is on the national executive board of the Boy Scouts of America and president of the National Eagle Scout Association.

ROBERT E. MCKEE III
DIRECTOR SINCE FEBRUARY 2005

Mr. McKee, age 58, retired in March 2003, after 37 years with ConocoPhillips and Conoco, Inc., serving the last seven years as Executive Vice President-Exploration. He currently serves on the board of directors of Questar Corporation and Post Oak Bank (Houston, Texas). He is also a member of the Advisory Committee for the University of Texas Engineering Department and serves on the Colorado School of Mines Advisory Board and the Institute of International Education Board (Southern Region).

Board and Committee Membership

The business of the Company is managed under the oversight of our board of directors (the “board”). The board has regularly scheduled meetings and special meetings as necessary to effectively oversee the business of the Company. In addition to meetings of the full board, the non-management directors have separate meetings among themselves and also have the opportunity to meet with other officers and review materials as provided to them or requested by them in order to be properly informed as to the business affairs of the Company.

During 2004, the board held four regularly scheduled meetings and four telephonic meetings. The board has an audit committee, a compensation committee and a corporate governance committee. All of the incumbent directors attended at least 75% percent of the meetings of the board and board committees on which they served, with the exception of Dr. Duroc-Danner.

The following table provides 2004 membership and meeting information for each of the committees of the board.

Name	Audit	Compensation	Corporate Governance
Mr. Reinfrank	X	X*
Mr. McKee**		X
Dr. Gates			X
Dr. Duroc-Danner			X
Mr. Gibson	X	X	X
Mr. Plank	X*
Mr. Barnes***	X	X
2004 Meetings	10	8	3

*   Chair

**  Appointed director and member of the compensation committee in February 2005

*** Mr. Barnes resigned from the board, including his positions on audit committee and compensation committee, effective January 1, 2005.

The Audit Committee

Audit Committee Independence Determination. At a meeting in February 2005, the board reviewed the qualifications of the members of the audit committee and determined that, in addition to satisfying the NYSE independence standards, each member of the audit committee satisfies the independence requirements of the SEC, pursuant to Section 10A-3 of the Securities and Exchange Act of 1934.

Audit Committee Financial Expert. At a meeting in February 2005, the board reviewed the qualifications of each audit committee member and unanimously determined that each member of the committee meets the requirements of an audit committee financial expert pursuant to Item 401(h)(2) of Regulation S-K.

Financial Literacy and Financial Management Experience. At a meeting in February 2005, the board reviewed the qualifications of each member of the audit committee and determined that each member of the audit committee is financially literate and that at least one member has financial management experience as required by the NYSE corporate governance listing standards.

The audit committee has four regularly scheduled meetings each year, and schedules additional meetings to review earnings releases and public filings as well as periodic meetings held separately with management, the internal auditor, the independent accountant and other officers as the committee deems necessary to properly perform its functions under its charter. The audit committee assists the board with its monitoring of:

-	the integrity of the Company’s financial statements and internal controls,

-	the Company’s compliance with legal and regulatory requirements,

-	the independent accountant’s qualification and independence, and

-	the performance of the internal audit function and the internal auditor.

The other specific responsibilities of the audit committee are set forth in its charter, which was revised this year based on counsel’s recommendations as to best practices in corporate governance relating to audit committees. The revised charter was reviewed and approved by the board. A copy of the revised charter is attached as Annex B to this proxy statement and is also available on our Web site at http://www.parkerdrilling.com.

The Compensation Committee

Compensation Committee Independence Determination. At a meeting in February 2005, the board reviewed the qualifications of each member of the compensation committee and determined each member of the committee satisfied the independence criteria established by the corporate governance listing standards of the NYSE, as revised in 2004.

The compensation committee holds regularly scheduled meetings that its members deem necessary and appropriate to fulfill the responsibilities set forth in its charter. These duties include:

•	determining the compensation of the Chief Executive Officer, Robert L. Parker Jr., including annual incentive bonus and any long-term compensation, stock grants and option grants;

•	reviewing and approving, taking into consideration the recommendation of the Chief Executive Officer, the compensation for the other executive officers, including annual incentive compensation and long-term compensation, stock grants and option grants; and

•	assisting in development and implementation of the compensation philosophy of the Company.

The compensation committee revised its charter this year based on counsel’s recommendations as to best practices in corporate governance as relates to compensation committees, which contains the above duties and other responsibilities. This revised charter was reviewed and approved by the board and is attached hereto as Annex C. The revised charter is also available on our Web site at www.parkerdrilling.com.

The Governance Committee

The governance committee was created and constituted in 2003 by the board to be responsible for making recommendations to the board concerning issues relating to certain aspects of corporate governance, including the review of nominees for candidates for board positions under guidelines established in the Company’s Corporate Governance Principles, to recommend and review annually the Corporate Governance Principles, to assess the overall effectiveness of the board and its committees on an annual basis, to make recommendations on director compensation and to set guidelines on board service. The governance committee is composed entirely of directors who meet the independence requirements of the NYSE.

The Corporate Governance Committee Charter was recently revised based on the recommendation of counsel as to best practices for governance committees. The revised charter was reviewed and approved by the board. A copy of the revised charter is attached hereto as Annex D and is also available on our Web site at http://www.parkerdrilling.com.

Fees and Benefit Plans for Non-Employee Directors

Annual Cash Retainer Fees. Non-employee directors receive an annual cash retainer fee of $20,000 per year.

Meeting Fees. Non-employee directors also receive a fee of $3,000 for each board meeting, including telephonic meetings, and $2,000 for each committee meeting, including telephonic meetings, that they attend.

The governance committee reviewed the compensation for the non-management directors, and received and considered a report from the compensation consultant retained to evaluate director compensation. The governance committee determined that no change in the cash compensation was warranted at this time.

Stock Plan. The non-employee directors are eligible to participate in the Company’s 1994 Non-Employee Director Stock Option Plan and the Third Amended and Restated Parker Drilling 1997 Stock Plan (the “1997 Plan”), which provide for the grant of stock options and restricted stock grants. Each non-employee director received 25,000 non-qualified stock options in 2004 under the 1997 Plan, which options have a strike price of $4.20, except for Roger B. Plank who received 15,000 non-qualified stock options, which options have a strike price of $3.34, which vest in accordance with the table on page 24. The non-employee directors will be eligible, subject to shareholder approval, to participate in the Parker Drilling Company 2005 Long-Term Incentive Plan (the “2005 Plan”). The governance committee proposed that the board consider awarding stock grants to the non-management directors, in lieu of stock options, consistent with the recommendation of the compensation consultant after the shareholders vote on the 2005 Plan.

2004 Compensation of Non-Employee Directors

	Annual
	Board/Committee	Board	Committee
Director	Retainer	Meeting Fees	Fees	Total

Mr. Reinfrank	$20,000	$24,000	$36,000	$80,000
Mr. Barnes*	$20,000	$24,000	$34,000	$78,000
Dr. Duroc-Danner	$20,000	$18,000	$2,000	$40,000
Dr. Gates	$20,000	$24,000	$8,000	$52,000
Mr. Gibson	$20,000	$21,000	$34,000	$75,000
Mr. Plank**	$18,333	$12,000	$10,000	$40,333

Total	$118,333	$123,000	$124,000	$365,333

* Resigned effective January 1, 2005

** Appointed a board member in 2004

Certain Relationships and Related Party Transactions

On February 27, 1995, the Company entered into a Split Dollar Life Insurance Agreement with Robert L. Parker Sr. and the Robert L. Parker Sr. and Catherine M. Parker Family Trust under Indenture dated the 23rd day of July 1993 (“Trust”) pursuant to which the Company agreed to provide life insurance protection for Mr. and Mrs. Robert L. Parker in the event of the death of Mr. and Mrs. Parker (the “Agreement”). The Agreement provided that the Trust would acquire and own a life insurance policy with face amount of $13,200,000 and that the Company would pay the premiums subject to reimbursement by the Trust out of the proceeds of the policy, with interest to accrue on the premium payments made by the Company from and after January 1, 2000, at the one-year Treasury bill rate. The repayment of the premiums is secured by an Assignment of Life Insurance Policy as Collateral. On October 14, 1996, the Agreement was amended to provide that the interest accrual would be deferred until February 28, 2003, in consideration for the Company’s termination of a separate life insurance policy on the life of Robert L. Parker. On April 19, 2000, the Agreement was amended and restated to replace the previous policy with two policies, one for $8,000,000 on the life of Robert L. Parker and one for $7,700,000 on the lives of both Mr. and Mrs. Robert L. Parker. Mr. Robert L. Parker Jr., the Company’s CEO and son of Robert L. Parker, will receive one-third of the net proceeds of the policies.

As of December 31, 2004, the accrued amount of premiums paid by the Company on the policies and to be reimbursed by the Trust to the Company was approximately $4.7 million. Due to the adoption of the Sarbanes-Oxley Act of 2002 (“SOX”), additional loans to executive officers and directors may be prohibited, although continuance of loans in existence as of July 30, 2002, are allowed, provided there is no material modification to such loans. Because the advancing of additional annual premiums by the Company may be considered a prohibited loan under SOX, the Company elected to not advance the premiums that were due in December 2002, 2003 and 2004 pending further clarification from the SEC as to how the Company’s obligation to advance these premiums under the Agreement can be honored without violating SOX.

* * *

As part of building business relationships and fostering closer ties to clients, the Company traditionally hosts customers in a variety of activities such as sporting events and other outdoor activities, often coupled with industry-related conferences.

Robert L. Parker, chairman of the Company, through the Robert L. Parker, Sr. Family Limited Partnership (the “Limited Partnership”) owns a 2,987 acre ranch near Kerrville, Texas, (“Cypress Springs Ranch”) and a 4,982 acre ranch in Mazie, Oklahoma (the “Mazie Ranch”). The Cypress Springs Ranch has lodging, conference facilities, sporting and other outdoor activities which the Company utilized in connection with marketing and other business purposes during 2004. The Mazie Ranch has hunting, fishing and other outdoor facilities.

Effective as of January 1, 2004, the Company and the Limited Partnership entered into a lease agreement pursuant to which the Company pays the Limited Partnership a monthly fee in exchange for unlimited access to the facilities at the Cypress Springs Ranch and the Mazie Ranch. During 2004, the Company paid the Limited Partnership a total of $396,000 in lease fees. The Limited Partnership also entered into a services agreement with the Company effective as of January 1, 2004, pursuant to which the Company provides certain personnel to the Limited Partnership to maintain the Cypress Springs Ranch and the Mazie Ranch. During 2004, the Limited Partnership paid the Company a total of $222,304 for the provision of such personnel.

Robert L. Parker Jr., president and chief executive officer of the Company owns a 1,400 acre ranch near Kerrville, Texas (the “Camp Verde Ranch”). The Camp Verde Ranch has lodging as well as hunting,

fishing and other outdoor facilities. Effective January 1, 2004, the Company entered into a lease agreement pursuant to which the Company pays Robert L. Parker Jr. a monthly fee in exchange for unlimited access to the Camp Verde Ranch facilities. During 2004, the Company paid Robert L. Parker Jr. a total of $92,400 in lease fees. Mr. Parker Jr. also entered into a services agreement with the Company effective as of January 1, 2004, pursuant to which the Company provides certain personnel to Mr. Parker Jr. to maintain the Camp Verde Ranch. During 2004, Mr. Parker Jr. paid the Company a total of $40,826 for the provision of such personnel.

* * *

Mr. Robert L. Parker Jr. incurred tax liability of $163,092 on January 5, 1998, in connection with the vesting of restricted stock granted to him in 1995 by the Company pursuant to the Company’s 1991 Stock Grant Plan. As was customary, the Company paid the estimated taxes on said stock grant pursuant to an agreement that Mr. Parker Jr. would repay the Company. The Company did not charge interest on the taxes advanced on behalf of Mr. Parker Jr. In December 2004, Mr. Parker Jr. repaid the Company the full $163,092 and currently has no outstanding indebtedness to the Company.

* * *

Mr. Gibson is a continuing director and it is anticipated he will stand for re-election as a director at the 2006 Annual Meeting. During the majority of 2004, Mr. Gibson held the position of President and Chief Executive Officer of Halliburton Energy Services Group (“HES”). During 2004, subsidiaries of the Company received $31,384,000 in gross revenues for performance of drilling services from various affiliates of HES. In addition, subsidiaries of the Company purchased equipment and services from affiliates of HES during 2004 in a total amount of $80,858.

Dr. Bernard Duroc-Danner is a continuing director and is anticipated to stand for re-election at the 2007 Annual Meeting for a term of office expiring in three years or until his successor is elected. Dr. Duroc-Danner is Chairman of the board, President and Chief Executive Officer of Weatherford International, Inc. During 2004, subsidiaries of the Company received $199,032 in gross revenues for drilling equipment and services provided to Weatherford and its affiliates. During 2004, subsidiaries of the Company paid Weatherford and its affiliates a total of $2,860,913 for purchases of equipment.

Mr. Plank is a Class III director who will stand for election this year. Mr. Plank is Executive Vice President and Chief Financial Officer of Apache Corp. (“Apache”). During 2004, subsidiaries of the Company received approximately $5,767,278 in gross revenues for drilling equipment and services provided to Apache and its affiliates.

The board reviewed all of the above transactions as noted on page 14 and determined that none of these transactions present a conflict of interest or otherwise impair the independence of these directors under the corporate governance listing standards of the NYSE.

Indemnification

In accordance with our by-laws, we indemnify our directors and officers to the fullest extent permitted by law. We also have signed agreements with each of the directors and officers contractually obligating us to provide indemnification to each director and officer.

Equity Ownership of Officers, Directors and Principal Stockholders

The following table sets forth information concerning beneficial ownership of the Company’s common stock as of January 31, 2005, by (a) all persons known by the Company to be beneficial owners of more than five percent (5%) of such stock, (b) each director and nominee for director of the Company, (c) each of the executive officers of the Company named in the Summary Compensation table (“Named Executive Officers”), and (d) all directors and Named Executive Officers as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

AMOUNT AND NATURE OF SHARES BENEFICIALLY OWNED

			RIGHT
	SHARES		TO	PERCENT OF
	OWNED		ACQUIRE	OUTSTANDING
NAME	(#)(1)		(#)(2)	SHARES(3)

Contrarian Capital**	9,346,900	(4)		9.83%
Dimensional Fund Advisors***	6,585,510	(5)		6.93%
Robert L. Parker ±	4,083,472	(6)	545,000	4.84%
Robert L. Parker Jr. ±	451,305	(7)	907,500	1.41%
R. Rudolph Reinfrank ±	4,000		98,500	*
Bernard Duroc-Danner ±	—		63,363	*
Robert M. Gates ±	2,000		51,500	*
John W. Gibson, Jr. ±	15,000		51,500	*
Roger B. Plank ±	100,000		4,950	*
James W. Whalen ±	200,000		90,000	*
Denis Graham ±	77,520		147,500	*
Ronald C. Potter ±	18,997		129,896	*

Directors and Named Executive Officers as a Group (10 persons)	4,952,294		2,089,709	7.25%

*    Less than 1%

±    Address for directors and named executive officers is 1401 Enclave Parkway, Suite 600, Houston, TX 77077

**   411 West Putnam Avenue, Suite 225, Greenwich, CT 06830

***  1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401

(1)	Includes shares for which the person:

-	has sole voting and investment power, or

-	has shared voting and investment power with his/her spouse

Excludes shares that may be acquired through stock option exercises.

(2)	Shares that can presently be acquired through stock option exercises and within sixty (60) days of January 31, 2005.

(3)	Shares of common stock which are not outstanding but which could be acquired by a person upon exercise of an option within 60 days of January 31, 2005, are deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by such person. Such shares, however, are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.

(4)	Based on information obtained from 13G filed by Contrarian Capital Management, L.L.C, filed March 8, 2005. In its 13G filing Contrarian states that Contrarian Equity Fund, L.P. is the beneficial owner of 5,473,687 of the total reported.

(5)	Based on information obtained from 13G filed by Dimensional Fund Advisors dated February 9, 2005. In its 13G filing Dimension stated the following: “In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities of the Issuer described in this schedule that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.”

(6)	Includes 75,800 shares owned by Mr. Parker’s spouse, as to which shares Mr. Parker disclaims any beneficial ownership and has no voting control and 3,792,436 shares held by the Robert L. Parker Trust, over which Mr. Parker has sole voting control and shared dispositive power. Mr. Parker Jr. is a beneficiary of the Robert L. Parker Trust.

(7)	Includes 5,760 shares held as trustee for Mr. Parker Jr.’s nieces, as to which he disclaims any beneficial ownership.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of holdings and transactions in Parker Drilling shares with the SEC and the NYSE. Based on our records and other information, we believe that in 2004 our directors and executive officers met all applicable SEC filing requirements with the exception of the Form 4 filed by John R. Gass to reflect the disposition of restricted stock that he forfeited as of the effective date of his resignation as Vice President of Operations on October 31, 2004, due November 2, 2004, and filed on November 8, 2004, and the Form 3 filed by David C. Mannon to reflect his appointment as Senior Vice President and Chief Operating Officer effective December 20, 2004, due December 30, 2004, and filed on January 3, 2005.

OPTION/SAR GRANTS IN 2004 TO NON-EMPLOYEE DIRECTORS

The following stock options were awarded to non-employee directors in 2004.

	No. of
	Stock	Strike	Shares and	Shares and	Shares and
Director	Options	Price	Vesting Date	Vesting Date	Vesting Date

Mr. Reinfrank	25,000	$4.20	8,250 – Vested	8,250 – 3/08/05	8,500 – 3/08/06
Mr. Barnes*	25,000	$4.20	8,250 – Vested	8,250 – 3/08/05	8,500 – 3/08/06
Dr. Duroc-Danner	25,000	$4.20	8,250 – Vested	8,250 – 3/08/05	8,500 – 3/08/06
Dr. Gates	25,000	$4.20	8,250 – Vested	8,250 – 3/08/05	8,500 – 3/08/06
Mr. Gibson	25,000	$4.20	8,250 – Vested	8,250 –3/08/05	8,500 – 3/08/06
Mr. Plank	15,000	$3.34	4,950 -- Vested	4,950 –5/25/05	5,100 – 5/25/06

*	Resigned effective January 1, 2005.

PROPOSALS TO BE VOTED ON

ITEM 1— ELECTION OF DIRECTORS

The by-laws of the Company currently provide that the number of directors which shall constitute the whole board of directors shall be fixed from time to time by resolution of the board of directors. On May 17, 2004, the board adopted a resolution increasing the number of directors from seven to eight to accommodate the appointment of Mr. Roger B. Plank as a director on said date. Mr. Barnes resigned as a director effective January 1, 2005, and Mr. Robert E. McKee III was appointed a director by the board on February 2, 2005, to fill the position vacated by the resignation of Mr. Barnes. Each current director was elected by the stockholders except for Mr. Plank and Mr. McKee, who were appointed by the board in May 2004 and February 2005, respectively. Mr. Plank is standing for election at this year’s annual meeting as a Class III director and it is anticipated that Mr. McKee will stand for election as a Class II Director at the 2007 Annual Meeting. The remaining directors will continue to serve the terms described in their biographies under “Board of Directors” at page 16.

Our directors serve staggered terms. This is accomplished as follows:

•	each director who is elected at an annual meeting of stockholders serves a three-year term,

•	the directors are divided into three classes,

•	the classes are as nearly equal in number as possible, and

•	the term of each class begins on a staggered schedule.

Nominees for directors this year are Robert L. Parker, Robert L. Parker Jr. and Roger B. Plank. These three directors currently comprise Class III of the three classes of directors.

Each of the three nominees for director this year currently is a director of the Company and has consented to serve a three-year term.

The board of directors recommends a vote FOR these nominees.

ITEM 2- APPROVAL OF THE PARKER DRILLING COMPANY 2005 LONG-TERM INCENTIVE PLAN

General

     Shareholders of the Company are being asked to approve the Parker Drilling Company 2005 Long Term Incentive Plan (“2005 Plan”). If approved by shareholders, the 2005 Plan will replace the Parker Drilling Company Third Amended and Restated 1997 Stock Plan, the Parker Drilling Company 1994 Executive Stock Option Plan, the Parker Drilling Company 1994 Non-Employee Director Stock Option Plan and the Parker Drilling Company and Subsidiaries 1991 Stock Grant Plan (collectively, the “Existing Plans”). If the 2005 Plan is approved by shareholders, the Existing Plans will be frozen and will remain in effect only to the extent of awards outstanding under such Existing Plans as of April 27, 2005, but no future awards under the Existing Plans will be made. As of February 28, 2005, 3,950,134 shares of common stock were available for awards under the Existing Plans and 7,134,701 shares of common stock were reserved for issuance pursuant to outstanding awards under the Existing Plans. Upon approval of the 2005 Plan the 3,950,134 shares would no longer be available under the Existing Plans, but would become available for awards under the 2005 Plan. Additional shares would become available for awards under the 2005 Plan only if stock options or stock grants currently outstanding under the Existing Plans expire or are canceled or forfeited before they are exercised or vest, respectively, and limited to the extent of the current outstanding awards. The Company’s board of directors unanimously approved the 2005 Plan on February 2, 2005, and directed that it be submitted to the shareholders for approval at the Company’s 2005 Annual Meeting.

     The purpose of the 2005 Plan is to foster and promote the long-term financial success of the Company and to increase shareholder value by attracting, motivating and retaining key employees, consultants and directors and providing such participants in the 2005 Plan with a program for obtaining an ownership interest in the Company that links and aligns their personal interests with those of the Company’s shareholders, thus enabling such participants to share in the long-term growth and success of the Company. To accomplish these goals, the 2005 Plan permits the granting of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards payable in cash or common stock, phantom shares, and other awards, some of which may require the satisfaction of performance-based criteria in order to be payable to participants. If approved, the 2005 Plan will be an important component of the total compensation package offered to employees and directors, reflecting the importance that the Company places on motivating and rewarding superior results with long-term, performance-based incentives.

     The board and the compensation committee believe that the adoption of the 2005 Plan is in the best interest of the shareholders as opposed to amending the Existing Plans, because the Existing Plans lack flexibility to provide various performance-based awards. The 2005 Plan provides for, in addition to stock options and stock grants, the award of various performance-based awards. Approval of the 2005 Plan will not increase the number of shares of common stock available as equity compensation under the Existing Plans or the 2005 Plan in excess of what is currently available under the Existing Plans.

     The board of directors recommends that stockholders vote FOR the proposal to approve the Parker Drilling Company 2005 Long-Term Incentive Plan.

Description of the 2005 Plan

     The following is a summary of the principal features of the 2005 Plan and its operation. For additional details regarding the 2005 Plan you should refer to the full text of the 2005 Plan, a copy of which is attached to this proxy statement as Appendix E.

     Administration. The 2005 Plan is administered by a committee (“Committee”) appointed by the board of directors. The board has designated the compensation committee as the administrator of the 2005 Plan, except for the awards to non-employee directors which will be administered by the full board upon recommendation of the governance committee. The Committee is composed of at least two directors who qualify as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986 and/or as “non-employee directors” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Subject to the terms of the 2005 Plan, the Committee has the power to select the executive officers (including “covered employees” as defined in IRC section 162(m)) who are eligible to receive awards under the 2005 Plan, the type and amount of incentive awards to be awarded, and the terms and conditions of such awards and to otherwise approve the total amount of awards that may be granted to different levels of employees in the Company, with the specific awards within these levels to be determined by the CEO. The Committee may delegate its authority under the 2005 Plan described in the preceding sentence to officers or other employees of the Company, but may not take any action in contravention of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, the performance-based compensation exception under Section 162(m) of the Internal Revenue Code of 1986 (“Internal Revenue Code”), or the Sarbanes-Oxley Act of 2002. The Committee also has the authority to interpret the 2005 Plan and establish, amend or waive rules necessary or appropriate for the administration of the 2005 Plan.

     Eligibility. Any employee or consultant of the Company or a subsidiary of the Company or a director of the Company who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company is eligible to participate in the 2005 Plan. In any calendar year, no covered employee described in Section 162(m) of the Internal Revenue Code or applicable Treasury Regulations may be granted (in the case of stock options and stock appreciation rights), or have vest (in the case of restricted stock or other stock-based awards), awards relating to more than 900,000 shares of common stock, and the maximum aggregate cash payout with respect to incentive awards paid in cash to such covered employees may not exceed $3,000,000.

     Shares Subject to the 2005 Plan. The maximum number of shares of the Company’s common stock, par value $0.16 2/3 per share, that may be delivered pursuant to awards granted under the 2005 Plan is 11,084,835 shares of common stock, representing the number of shares of common stock available for grant under the Existing Plans as of April 27, 2005, plus any shares of common stock that are represented by awards outstanding under the Existing Plan on April 27, 2005 that are subsequently forfeited or terminated, expire unexercised, lapse or are otherwise canceled in a manner such that the shares of common stock covered by such awards would be available for future awards under the Existing Plans. Any shares subject to an award under the 2005 Plan that are forfeited or terminated, expire unexercised, lapse or are otherwise canceled in a manner such that the shares of common stock covered by such award are not issued may again be used for awards under the 2005 Plan. A maximum of 1,000,000 shares of common stock may be issued upon exercise of incentive stock options. The maximum number of shares deliverable pursuant to awards granted under the 2005 Plan is subject to adjustment by the Committee in the event of certain dilutive changes in the number of outstanding shares. Under the 2005 Plan, the Company may issue authorized but unissued shares, treasury shares, or shares purchased by the Company on the open market or otherwise. In addition, the number of shares of common stock available for future awards is reduced by the net number of shares issued pursuant to an award.

     Transferability. Rights under any award may not be transferred except by will or the laws of descent and distribution or a qualified domestic relations order. However, the Committee may, in its discretion, authorize in the applicable award agreement the transfer, without consideration, of all or a portion of a non-statutory stock option by a participant in the plan to family members, trusts and entities owned by family members; provided, however, that no transfer is permitted if such transfer would be considered to be a “listed transaction” under Internal Revenue Service’s tax shelter guidance.

     Amendment of the 2005 Plan. The board of directors has the power and authority to terminate or amend the 2005 Plan at any time; provided, however, the board may not, without the approval of shareholders:

•	other than as a result of a dilutive event, increase the maximum number of shares which may be issued under the 2005 Plan;

•	amend the requirements as to the class of employees eligible to purchase common stock under the 2005 Plan;

•	extend the term of the Plan;

•	increase the maximum limits on awards to covered employees as set for compliance with Section 162(m) of the Internal Revenue Code or applicable Treasury Regulations; or

•	decrease the authority granted to the Committee under the 2005 Plan in contravention of Rule 16b-3 under the Exchange Act.

In addition, to the extent that the Committee determines that the listing requirements of any national securities exchange or quotation system on which the Company’s common stock is then listed or quoted, or the Internal Revenue Code or regulations promulgated thereunder, require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the 2005 Plan shall not be amended without approval of the Company’s shareholders. No amendment to the 2005 Plan may adversely affect any rights of a holder of an outstanding award under the 2005 Plan without such holder’s consent.

     Change in Control. Unless provided otherwise in the applicable award agreement, in the event of a change in control, all outstanding awards shall become 100% vested, free of all restrictions, immediately and fully exercisable, and deemed earned in full and payable as of the day immediately preceding the change in control. A “change in control” means the occurrence of any one or more of the following events:

•	The acquisition by any individual, entity or group of beneficial ownership of 50% or more of the Company’s common stock or combined voting power;

•	Individuals who constitute the board of directors of the Company as of the effective date of the 2005 Plan, or successors to such members approved by the board of directors, cease for any reason to constitute at least a majority of the board of directors;

•	Approval by the shareholders of the Company of a merger, or the sale or other disposition of all or substantially all of the assets of the Company;

•	the adoption of any plan or proposal for the liquidation or dissolution of the Company; or

•	any other event that a majority of the board of directors, in its sole discretion, determines to constitute a change in control.

The board of directors may determine that any of the events described above will not constitute a change in control.

     Award Agreements and Term. All awards under the 2005 Plan will be authorized by the Committee and evidenced by an award agreement setting forth the type of incentive being granted, the vesting schedule, and other terms and conditions of exercisability. No stock options may be exercisable for more than ten years from the date of grant, or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than ten percent of the Company’s common stock, 5 years from the date of grant. In no event, however, may incentive stock options be granted after the expiration of ten (10) years from the effective date of the 2005 Plan.

     Stock Options. A grant of a stock option entitles a participant to purchase from the Company a specified number of shares of common stock at a specified price per share. In the discretion of the Committee, stock options may be granted as non-statutory stock options or incentive stock options, but incentive stock options may only be granted to employees of the Company or a subsidiary. The aggregate fair market value of the common stock with respect to which incentive stock options become first exercisable by any participant during any calendar year cannot exceed $100,000.

     The Committee may fix any price as the purchase price per share of common stock which may be purchased under a non-statutory stock option. The purchase price per share of common stock which may be purchased under an incentive stock option must be at least equal to the fair market value of the Company’s common stock on the date of grant; or, if the incentive stock option is granted to an employee who owns or is deemed to own more than ten percent of the Company’s common stock, 110% of the fair market value of the Company’s common stock on the date of grant. The exercise price for shares of common stock acquired on exercise of a stock option must be paid in cash; or, if approved by the Committee, delivery of shares of the Company’s common stock that have been held by the optionee for at least six months with a fair market value equal to the exercise price of the stock option, the withholding of shares that would otherwise be issuable upon exercise, participation in a broker-assisted “cashless exercise” arrangement, or payment of any other form of consideration acceptable to the Committee.

     Stock Appreciation Rights (SARs). The grant of a SAR provides the holder with the right to receive a payment in shares of common stock equal to the excess of the fair market value of a specified number of shares of common stock on the date the SAR is exercised over a SAR price specified in the applicable award agreement. The SAR price specified in an award agreement must be equal to or greater than the fair market value of the Company’s common stock on the date of the grant of the SAR.

     Restricted Stock. A grant of restricted stock is an award of shares of common stock subject to restrictions or limitations set forth in the 2005 Plan and in the related award agreement. The award agreement for restricted stock will specify the time or times within which such award may be subject to forfeiture and any performance goals which must be met in order to remove any restrictions on such award. Except for limitations on transfer or limitation set forth in the applicable award agreement, holders of restricted stock shall have all of the rights of a shareholder of the Company, including the right to vote the shares, and, if provided in the applicable award agreement, the right to receive any dividends thereon.

     Other Awards. The Committee may grant to any participant other forms of awards payable in shares of the Company’s common stock or cash. The terms and conditions of such other form of award shall be specified by the applicable award agreement. Such other awards may be granted for no cash consideration, other than services already rendered, or for such other consideration as may be specified by the award agreement.

     Performance-Based Awards. Awards may be granted under the 2005 Plan that are subject to the attainment of pre-established performance goals over a specified performance period. Performance-based awards may be payable in stock or cash. The award agreement for a performance-based award will specify the performance period, the performance goals to be achieved during the performance period, and the maximum or minimum settlement values. Performance goals set by the Committee may relate to profits, return measures, cash flows, earnings and other objective performance criteria set forth in the 2005 Plan that the Committee believes to be relevant to the Company’s business.

     Termination of Employment, Death, Disability and Retirement. Unless otherwise provided in an award agreement, upon the termination of a participant’s employment the non-vested portions of all outstanding awards will terminate immediately. Subject to different provisions in an award agreement, the period during which vested awards may be exercised following a termination of employment are described below. If a participant’s employment is terminated for any reason other than as a result of death, disability, retirement or for cause, the vested portion of such award is exercisable for the lesser of the expiration date set forth in the applicable award agreement or 90 days after the date of termination of employment. In the event of the termination of participant’s employment for cause, all vested awards immediately expire. Upon a participant’s retirement, which shall be defined as employees who have reached age 60 with at least five years of service for employees and directors who have five years of employment service, any vested award shall expire on the earlier of the expiration date set forth in the award agreement for such award or one year after the date of retirement (three months in the case of incentive stock options). Upon the death or disability of a participant, any vested award shall expire on the earlier of the expiration date set forth in the award agreement or the one year anniversary date of the participant’s death or disability.

Federal Income Tax Consequences

     The following is a general summary as of the date of this proxy statement of the United States federal income tax consequences associated with the grant of awards under the 2005 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Also, this information may not be applicable to employees of foreign subsidiaries or to participants who are not residents of the United States. Participants have been and are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2005 Plan.

     Non-statutory Stock Options. A participant receiving a non-statutory stock option that has been issued with an exercise price not less than the fair market value of the Company’s common stock on the grant date will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises a non-statutory stock option, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company. When a participant disposes of shares acquired by the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the participant held the shares for more than one year following the exercise of the option. If the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as short-term or long-term capital loss, depending upon whether the participant held the shares for more than one year following the exercise of the option.

     Incentive Stock Options. Incentive stock options granted under the 2005 Plan are intended to meet the definitional requirements of Section 422 of the Internal Revenue Code for “incentive stock options.” A participant receiving a grant of incentive stock options will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises an incentive stock option while employed by the Company or its subsidiary or within the three-month (one year for disability) period after termination of employment, no ordinary income will be recognized by the participant at that time (and no deduction will be allowed to the Company) but the excess of the fair market value of the shares acquired by such exercise over the option price will be taken into account in determining the participant’s alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of until more than two years after the date of grant and one year after the date of transfer of the shares to the participant (statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain, and the Company will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (a “Disqualifying Disposition”), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the Company or its subsidiary will be entitled to a federal tax deduction in a like amount), and the balance of the gain, if any, will be capital gain (short-term or long-term depending upon whether the participant held the shares for more than one year following the exercise of the option). To the extent that the aggregate fair market value of stock (determined on the date of grant) with respect to which incentive options become exercisable for the first time during any calendar year exceeds $100,000, such excess options will be treated as non-statutory options.

     Payment Using Shares. If a participant pays the exercise price of a non-statutory or incentive stock option with previously-owned shares of the Company’s common stock and the transaction is not a Disqualifying Disposition, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an incentive stock option is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a non-statutory stock option is being exercised. The participant does not recognize income and the Company receives no deduction as a result of the tax-free portion of the exchange transaction. If the use of previously acquired incentive stock option shares to pay the exercise price of another incentive stock option constitutes a Disqualifying Disposition, the tax results are as described in the preceding paragraph. The income treatment will apply to the shares disposed of, but will not affect the favorable tax treatment of the shares received.

     Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards. Unless a participant makes the election described below with respect to SARs, restricted stock, restricted stock units or performance awards granted under the 2005 Plan, a participant receiving a grant of such an incentive award will not recognize income and the Company will not be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and the Company will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture. However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by the Company will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.

     Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Internal Revenue Code denies a deduction to a publicly held corporation for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of a non-statutory stock option or stock appreciation right, or the disqualifying disposition of stock purchased pursuant to an incentive stock option). One such exception applies to certain performance-based compensation, provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. If approved by our stockholders, we believe that the non-statutory stock options, stock appreciation rights, and other performance-based awards granted under the 2005 Plan should qualify for the performance-based compensation exception to Section 162(m).

     Requirements Regarding “Deferred Compensation.” Certain of the benefits under the 2005 Plan may constitute “deferred compensation” within the meaning of Section 409A of the Internal Revenue Code, a recently enacted provision governing “nonqualified deferred compensation plans.” Failure to comply with the requirements of the provisions of Section 409A regarding participant elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for federal tax purposes earlier than expected, and to be subject to substantial penalties.

ERISA.

     The Company believes that the 2005 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The 2005 Plan is not qualified under Section 401(a) of the Internal Revenue Code.

Awards Granted under the 2005 Plan

     As of the date of this proxy statement, the Company estimates that approximately 100 officers, employees and directors were eligible to participate in the 2005 Plan. Because the Committee has the discretion to grant awards under the 2005 Plan, it is not possible as of the date of this proxy statement to determine future awards that will be received by executive officers, employees and directors under the 2005 Plan.

     The closing price of the Company’s common stock on the NYSE on March 16, 2005, was $5.68.

ITEM 3 – APPROVAL OF INDEPENDENT ACCOUNTANTS

The audit committee has appointed PricewaterhouseCoopers LLP to serve as our independent accountants for 2005. Shareholders are being asked to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for 2005. If the stockholders do not ratify the appointment, the audit committee will re-consider the appointment.

Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting to answer appropriate questions. They will also have the opportunity to make a statement should they desire to do so.

The board of directors recommends a vote FOR the approval of PricewaterhouseCoopers LLP as our independent accountants for 2005.

Audit Committee Report

The following report does not constitute “soliciting material” and should not be deemed “filed” or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference in such filing.

The role of the audit committee is to assist the board of directors in its oversight of the Company’s financial reporting process, system of internal controls, audit processes and compliance with laws, regulations and Company policies, which duties are summarized on page 18 of this Proxy Statement.

The committee operates pursuant to a charter, which sets forth the duties and responsibilities of the committee. We amended our charter this year to include a provision regarding review of the report on internal controls over financial reporting and to make other revisions in the charter based on counsel’s recommendations as to best practices, a copy of which is attached hereto as Annex B. While the committee has certain duties as set forth in the charter, it is not the duty of the committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting rules and regulations, as these functions are the responsibility of management and the independent accountants. In the performance of its oversight function, the committee addressed the following specific matters:

•	Reviewed quarterly 10-Q’s, the 2004 year-end financial statements (10-K) and earnings releases and discussed them with management and the independent accountants, including disclosures made in the management discussion and analysis,

•	Received the written disclosures from the independent accountants and confirmed the independence of the accountants pursuant to Independence Standard Board No. 1,

•	Engaged in private discussions with the independent accountants to discuss matters relevant to the planning and implementation of the Company’s audit,

•	Discussed with the independent accountants the matters contained in the Statement of Auditing Standards No. 61, as amended by SAS 90, including without limitation, the quality as well as the completeness and accuracy of the financial statements,

•	Discussed with management and the independent accountants significant financial and reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including all critical accounting policies and practices and alternative treatment of financial transactions,

•	Discussed with management, the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and ratings agencies,

•	Met regularly with the director of internal audit (including private meetings) and reviewed reports prepared by the internal auditing department and management responses, and approved the scheduling, budget and staffing of the planned scope of internal audits,

•	Discussed with management various matters regarding the compliance of the Company and its subsidiaries with the Company’s Code of Corporate Conduct, including the Foreign Corrupt Practices Act,

•	Discussed with management and the independent accountant the effect of major legislative, regulatory or accounting initiatives as well as any off-balance sheet structures on the Company’s financial statements,

•	Discussed with management the Company’s major financial risk exposures and steps management has taken to monitor and control such exposures, including policies regarding risk assessment and risk management policies,

•	Discussed certain legal matters with counsel,

•	Revised the policy for anonymous reporting of any alleged accounting or audit irregularities consistent with the requirements of the SEC pursuant to the Sarbanes-Oxley Act of 2002 (“SOX”), by including a third party hotline service, and reviewed and addressed matters that were reported,

•	Approved the fees charged by the independent accountants for services performed in 2004 in accordance with the pre-approval policy approved in January 2004. These fees are set forth in the table immediately following this report,

•	Monitored the Company’s implementation of compliance with internal controls over financial reporting pursuant to Section 404 of SOX,

•	Met privately with the independent accountants at various times throughout the year,

•	Retained PricewaterhouseCoopers LLP as the independent accountants of the Company for 2005, and

•	Reviewed the report on internal control over financial reporting filed pursuant to Section 404 of SOX, which report did not note any material weaknesses, and discussed with management the adequacy of changes in internal control over financial reporting to address minor issues.

Based on the review and discussion described in this report, the audit committee recommended that the audited financial statements for the year ended December 31, 2004, be included in Parker’s Annual Report on Form 10-K, for filing with the SEC.

Respectfully submitted,

Roger B. Plank, Chairman
R. Rudolph Reinfrank
John W. Gibson Jr.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s financial statements for the years ended December 31, 2004, and December 31, 2003, and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods.

	2003	2004
Audit fees: (1)	$645,446	$1,797,185	*

Audit related Fees: (2)	$17,879	$18,720

Tax fees: (3)	$89,800	$33,315

All other fees: (4)	$11,866	$-0-

Total	$764,991	$1,849,220

(1)	Audit fees consisted of audit of the annual financial statements, quarterly reviews of financial statements, statutory audits of foreign subsidiaries, assistance in any required filings with the SEC and the SOX internal control audit.

*$1.1 million was attributable to the SOX internal control audit

(2)	Audit related fees consisted primarily of audits of benefit plans.

(3)	Tax fees consisted principally of assisting Company affiliates in the preparation of foreign tax returns.

(4)	All other fees consisted principally of internal audit software fees acquired in 2003, which did not occur in 2004.

100% of all audit fees and allowable non-audit fees were pre-approved by the audit committee in accordance with the previously approved policy.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Accountant

Consistent with SEC rules regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of the independent accountants. In response to these rules, the audit committee established a policy in April 2003, which was amended in January 2004, in connection with the pre-approval of all audit and permissible non-audit services provided by the independent accountants, which policy was attached to the 2004 Proxy Statement. Such services are pre-approved to a specific dollar threshold. All other permitted services, as well as proposed services exceeding such specified dollar thresholds, must be separately approved by the audit committee. In

February 2005, the audit committee pre-approved the audit and non-audit fees for 2005 and separately authorized the chairman of the audit committee to approve non-material amounts in excess of the pre-approved amounts.

EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation for services rendered in all capacities to the Company by the chief executive officer and the four next most highly compensated executive officers of the Company (collectively, the “Named Executive Officers”), for the year ended December 31, 2004, for the year ended December 31, 2003, and for the year ended December 31, 2002.

SUMMARY COMPENSATION TABLE

							Long-Term
		Annual Compensation					Compensation Awards
				Other	Restricted		Securities
				Annual	Stock		Underlying	All Other
Name and		Salary	Bonus	Compensation	Awards		Options/	Compensation
Principal Position	Year	($)	($)	($)(1)	(shares)		SARS(#)	($)

Robert L. Parker Jr.	2004	522,500	200,000					17,513	(3)
PRESIDENT AND	2003	546,500			275,000	(2)		24,190
CHIEF EXECUTIVE OFFICER	2002	549,500		71,414			150,000	30,888

Robert L. Parker	2004	450,000		206,931				11,940	(4)
CHAIRMAN	2003	474,000		156,511				11,254
	2002	477,000		160,066				13,850

James W. Whalen	2004	270,000	80,000					1,742	(5)
SENIOR VICE PRESIDENT AND	2003	270,000			100,000	(2)		1,742
CHIEF FINANCIAL OFFICER	2002	57,346					120,000

Denis Graham	2004	225,000	45,000					8,884	(6)
VICE PRESIDENT-	2003	225,000			50,000	(2)		4,846
ENGINEERING	2002	220,200					70,000	5,165

Ronald C. Potter	2004	201,000	26,000					6,639	(7)
VICE PRESIDENT -	2003	125,769	17,000		10,000	(2)	50,000	996
GENERAL COUNSEL	2002	N/A

(1)	Other Annual Compensation included (individual perquisites only required to be listed to the extent any one perquisite exceeded 25% of the total annual amount):

Mr. Parker Jr.:	2002- The total includes $24,182 for personal use of Company aircraft;
Mr. Parker:	2004- The total includes $75,308 for salaries and benefits of employees who work jointly for the Company and Mr. Parker, $57,693 in tax preparation and $44,600 for personal use of Company aircraft;
2003- The total includes $93,968 for salaries and benefits of employees who work jointly for the Company and Mr. Parker;
2002- The total includes $93,968 in salaries and benefits of employees who work jointly for the Company and Mr. Parker.

(2)	Restricted stock grant awarded on July 24, 2003, which has a stated vesting period of 7 years and provides for accelerated vesting of 50% of the total award if the price of Parker common stock reaches and remains at $3.50 or higher for thirty (30) continuous days and accelerated vesting of the remaining 50% if the price of Parker common stock reaches and remains at $5.00 or higher for thirty (30) continuous days; provided that the last 50% cannot vest prior to July 24, 2004. On March 3, 2004, 50% of the awards vested. The value of unvested restricted stock as of December 31, 2004, was as follows:

Mr. Parker Jr. — 137,500* shares @ $3.93 = $540,375 Mr. Whalen- 50,000* shares @ $3.93 = $196,500 Mr. Graham- 25,000* shares @ $3.93= $98,250 Mr. Potter- 5,000* shares @ $ $3.93 = $19,650

* These shares vested on March 11, 2005, which was the 30th day that the stock closed at $5.00 or higher, on which date the closing price was $5.77.

Although the Company has no intention to pay dividends and is restricted by its credit agreements from doing so, all recipients are entitled to receive any dividends payable on the restricted stock prior to vesting.

(3)	Mr. Parker Jr.’s All Other Compensation for 2004 is comprised of Company matching contributions to its 401(k) plan of $7,574, reimbursement of moving expenses of $7,618 and the premium costs of term life insurance of $2,322. See “Related Party Transactions” on page 21.

(4)	Mr. Parker’s All Other Compensation for 2004 is comprised of Company matching contributions to its 401(k) plan of $7,615 and premium costs of term life insurance of $4,325. See “Related Party Transactions” on page 21.

(5)	Mr. Whalen’s All Other Compensation for 2004 consisted of the premium cost for term life insurance of $1,742.

(6)	Mr. Graham’s All Other Compensation for 2004 is comprised of Company matching contributions to its 401(k) plan of $7,980 and the premium cost of term life insurance of $903.

(7)	Mr. Potter’s All Other Compensation for 2004 is comprised of Company matching contributions to its 401(k) plan of $6,248 and the premium cost of term life insurance of $392.

Aggregated Option/SAR Exercises in 2004 and 2004 Year End Option/SAR Values

     There were no options exercised in 2004 by the Named Executive Officers.

	NUMBER OF SECURITIES
	UNDERLYING UNEXERCISED			VALUE OF UNEXERCISED
	OPTIONS/SARS AT			IN-THE-MONEY OPTIONS/SARS AT
	DECEMBER 31, 2004			DECEMBER 31, 20034 (1)
NAME	EXERCISABLE	UNEXERCISABLE		EXERCISABLE	UNEXERCISABLE
Robert L. Parker Jr.	1,073,500	37,500	(2)	$301,500	$63,375
Robert L. Parker	545,000	0		$74,250	$0
James W. Whalen	120,000	30,000	(3)	$149,400	$49,800
Denis Graham	147,500	17,500	(4)	$88,725	$29,575
Ronald C. Potter	139,896	25,000	(5)	$36,635	$33,000

(1) The value per option is calculated by subtracting the exercise price of each option ($4.50 for previous awards under the 1994 Plan, $8.875 for all awards in 1997 under the 1994 and the 1997 Plans, $10.1825 for awards in 1998 under the 1997 Plan, $3.1875 for awards in 1999 under the 1997 Plan, $5.35 for awards in 2001 under the 1997 Plan, $2.24 and $2.27 for awards in 2002 under the 1997 Plan, and $2.61 for awards in 2003 under the 1997 Plan) from the $3.93 closing price of the Company’s common stock on the NYSE on December 31, 2004.

(2)	37,500 vest in 2005

(3)	30,000 vest in 2005

(4)	17,500 vest in 2005

(5)	12,500 vest in 2005 and 12,500 vest in 2006

Option/SAR Grants in 2004

There were no options or SAR’s granted to executive officers during 2004.

EQUITY COMPENSATION PLAN INFORMATION

The following table lists the equity compensation plan information for plans approved by security holders and the equity compensation plans not approved by security holders as of February 28, 2005:

	A		B	C
				NUMBER OF SECURITIES
				REMAINING AVAILABLE
				FOR FUTURE ISSUANCE
	NUMBER OF SECURITIES			UNDER EQUITY
	TO BE ISSUED UPON		WEIGHTED-AVERAGE	COMPENSATION PLANS
	EXERCISE OF OUTSTAND-		EXERCISE PRICE OF OUT-	(EXCLUDING SECURITIES
	ING OPTIONS, WARRANTS		STANDING OPTIONS,	REFLECTED IN
PLAN CATEGORY	AND RIGHTS		WARRANTS AND RIGHTS	COLUMN A)
Equity compensation plans approved by security holders	2,988,864	(1)	8.55	3,101,544	(2)

Equity compensation plans not approved by security holders	3,687,837		4.92	848,590

Total	6,676,701	(3)		3,950,134

(1) Includes 1,723,864 incentive stock options issued under the Parker Drilling 1997 Stock Plan (the “1997 Plan”), which ISO’s were approved by the security holders in 1997. The 1997 Plan itself was not approved by stockholders, but was adopted as a broad based plan pursuant to the NYSE regulations in existence at the time the 1997 Plan was adopted. Pursuant to the broad based requirements of the NYSE, more than 50% of the stock awards under the 1997 Plan were granted to non-officers. For a more complete description of the 1997 Plan see Note 4 to the financial statements in the Company’s Form 10-K dated March 16, 2005.

(2) 1,462,195 shares are available for issuance pursuant to the Parker Drilling Company and Subsidiaries 1991 Stock Grant Plan (the “1991 Plan”) and are limited to grants of restricted stock.

(3) Excludes 458,000 shares of restricted stock, of which 100,000 were granted under the 1991 Plan approved by shareholders.

Compensation Committee Report On Executive Compensation

The following report and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report or the performance graph by reference therein.

During 2004, the compensation committee of the Company’s board of directors consisted of R. Rudolph Reinfrank, John W. Gibson, Jr. and James E. Barnes. Mr. Barnes retired at the end of 2004 and was replaced by Mr. Robert E. McKee III in February 2005 by the board upon the recommendation of the governance committee. Mr. McKee did not participate in any of deliberations of the committee that are referenced in this report. The committee has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors, including independent compensation consultants and other experts for information, surveys and other data as the committee deems appropriate. The Company provides funding for such services retained by the compensation committee.

Our committee has overall responsibility for the development and administration of the Company’s executive compensation program. Our committee’s principal duties are listed on page 19. The other specific duties and responsibilities of the committee are described in the compensation committee charter. The charter was revised this year to incorporate some revisions consistent with “best practices”. The revised charter was approved by the board and is attached as Annex C hereto and is also available on the Web site at http://www.parkerdrilling.com. at “About Us”, “Governance”.

The committee is furnishing the following report on executive compensation for 2004.

EXECUTIVE COMPENSATION PHILOSOPHY

The Company’s compensation philosophy for executive officers is designed to address the following:

•	First, the Company’s compensation philosophy is designed to address certain objectives, including rewarding financial performance, rewarding returns to shareholders and, because our employees are a significant element of our success, it is essential that we offer compensation and benefits that are competitive within our peer group to enable us to attract and retain a talented workforce.

•	Second, the Company’s compensation philosophy relies primarily on two principles:

(a)	a significant portion of the compensation should be in the form of stock and stock-based incentives, and

(b)	a significant portion of cash compensation should be dependent upon meeting stated financial objectives.

EXECUTIVE COMPENSATION EVALUATION

When establishing salaries, bonus levels and stock-based awards, our committee considers the job functions, responsibilities and performance during the past year and the amount of compensation paid to officers in similar positions of comparable companies based on periodic reviews of data obtained from the compensation consultant retained by the committee, Pearl, Meyer & Partners (“PM & P”). The peer group that we have directed our consultant to utilize in these analyses was determined by our committee last year with input from management and our compensation consultant.

Our committee also makes discretionary and subjective determinations of appropriate compensation amounts to take into account the Company’s philosophy of compensating individuals for the success they achieve in managing specific functions or their performance in extraordinary circumstances, such as leadership during difficult market conditions, corporate reorganizations, contributions toward achievement of strategic objectives, etc.

In the case of executive officers other than Mr. Parker Jr., the committee places considerable weight on the recommendations of Mr. Parker Jr. and our compensation consultant.

COMPONENTS OF EXECUTIVE COMPENSATION

Base Pay. The committee believes that base salary plays a major role in attracting, motivating and retaining effective officers. Our committee reviews base salaries of officers annually and generally establishes a base salary at or near the average levels paid by other companies it reviews. While the committee considers other factors than peer company salaries, as previously noted, the committee recognizes that it must compete with peer companies in order to obtain and retain qualified personnel.

Short-term Bonus/Variable Pay. The Incentive Compensation Plan (“ICP”) covers all officers and certain key employees and is used each year to determine the amount of bonuses, subject to the achievement of certain financial and operating objectives provided in the ICP. For incentive bonuses to be earned, certain threshold levels of performance must be met. Up to 100% of an employees’ base pay can be earned if specified levels of performance are achieved.

For 2003, the compensation committee determined that any bonus to Mr. Parker Jr. and the other executive officers should be dependent on the Company being profitable and did not award any bonuses for these persons. This determination was based on the rationale that bonuses should be based on performance and that the base line for performance should be a minimum level of profitability, although we indicated in last year’s report that if the Company became profitable during the fourth quarter of 2004, we would consider paying these officers a bonus for 2004. In analyzing the performance of the Company for 2004, we reviewed the operating results and noted that the Company had achieved or made substantial progress toward achieving certain of its financial and operating goals through the efforts of senior management and other executive officers and key employees. In addition, we recognized that without considering certain non-routine items, the Company would have otherwise been profitable in the fourth quarter of 2004. The third independent criteria we considered was shareholder return as measured by stock price performance. The favorable stock price performance during 2004 exceeded the award threshold for the year. The bonus criteria were established in early 2004 and reviewed by PM & P, who after review of the award criteria, awards paid during the year in the industry and PM & P’s independent survey of offshore drillers, supported the payment of bonuses to the executive officers for the aforementioned reasons. These were also in the interest of maintaining competitive compensation levels of executive officers of the Company, each of which remain in the middle half of the market. Based on this analysis, we approved the payment of up to $1 million in bonuses to the executive officers and other key employees, which amount represents approximately 43% of the target bonus under the ICP, which is consistent with the ICP formula, with adjustments for non-routine items. With the exception of the bonus amount awarded to the CEO and the other executive officers, we deferred to senior management to distribute the balance of the $1 million to the other key employees as they deemed appropriate.

LONG-TERM INCENTIVE

As we reported last year, we retained PM & P to advise the committee on issues relating to long-term compensation for officers and key employees. Based on their recommendation, the committee recommended and the board has approved the 2005 Omnibus Stock Plan (“2005 Plan”), which upon approval by the shareholders will replace the company’s other stock plans and provides for the granting of stock options and stock grants, as well as other types of awards that are based on company performance and stock price performance. The board has approved the 2005 Plan be submitted to the shareholders for approval at the 2005 annual meeting. Until that plan has been presented to the shareholders, the company will not issue any further stock options, stock grants or other awards. See Item Two at page 26.

STOCK OWNERSHIP GUIDELINES

A basic premise of the Company’s compensation policy is that significant equity participation creates a vital long-term partnership between management and other stockholders. We have utilized the Company’s stock plans to insure that the value of equity ownership is extended to officers and key employees of the Company.

Equity Compensation. PM&P advised the committee on equity compensation issues relating to the CEO, the other executive officers and key employees. PM&P reported to the board that the stock ownership of the CEO and executive officers was well within the middle half of the competitive market based upon a three year review of grant norms for the Company’s peer group. Taking into consideration the existing grants to officers and key employees and a comparison of equity compensation of peer companies, we agreed in principle with the stock grant recommendations of PM&P for the CEO and the executive officers, but deferred any approval of specific grants until the 2005 Plan was considered by the stockholders at the 2005 annual meeting. A discussion of the shares currently available under the company’s stock plans and the shares that will become available upon the approval of the 2005 Plan is discussed at Item Two on page 27.

PERQUISITES

We provide our executive officers with perquisites that we believe are reasonable and competitive and otherwise consistent with our overall compensation philosophy. These perquisites may include a car allowance, tax preparation services, club memberships, and home use of electronic products. In addition, senior executive officers may use company aircraft for personal travel on a limited basis.

CHIEF EXECUTIVE OFFICER

Mr. Parker Jr. received a base salary of $522,500 in 2004. Our committee believes that Mr. Parker Jr.’s contributions have been instrumental in the Company’s substantial progress toward achieving its strategic goals. Based on this evaluation and the report of the compensation consultant advising of the comparable salary levels for peer companies, we set Mr. Parker Jr.’s salary for 2005 at $550,000. This was the first salary increase for Mr. Parker Jr. since July 2001.

Mr. Parker Jr.’s annual bonus is based on the ICP provisions discussed under “Short Term Bonus/Variable Pay.” Based on the evaluation of the Company’s performance during 2004, as discussed under Short Term Bonus/Variable Pay above, and our opinion that Mr. Parker Jr. was instrumental in the Company’s achievements for 2004, we approved a bonus of $200,000 be granted to Mr. Parker Jr. for his performance in 2004.

Mr. Parker’s compensation is reviewed in light of comparables for his position and also is monitored for his base and total pay’s relationship to other executives. Based on the information provided by PM & P, we believe that there are no issues with regard to the internal equity of the CEO pay compared to other executives of the Company.

The committee also reviewed prior stock grants and option awards to Mr. Parker Jr. and utilized input from its compensation consultant for this aspect of Mr. Parker Jr.’s compensation review. As noted above, the committee determined that additional awards of restricted stock would be appropriate for Mr. Parker Jr., but a decision on specific grants was deferred until the stockholders consider the 2005 Plan at the 2005 annual meeting.

Mr. Parker Jr. also entered into an employment agreement effective in 2002 which is described on page 36.

OTHER EXECUTIVE OFFICERS

We also approved salary increases and bonuses for the other executive officers based on recommendations from PM & P as to the market for peer companies for each position and the recommendations of Mr. Parker Jr. regarding their performance in 2004.

REVIEW OF ALL COMPONENTS OF CEO AND OTHER EXECUTIVE OFFICER COMPENSATION

The compensation committee has reviewed all components of the CEO’s and other executive officers’ compensation, including salary, bonus, equity and long-term incentive compensation, accumulated realized and unrealized stock options and restricted stock gains, and the dollar value to the CEO and each executive and the incremental cost to the Company of all perquisites and other personal benefits. As part of our review of the overall compensation of the executive officers, we also review the actual projected payout obligations under the Company’s severance and change in control scenarios based on calculations performed by outside consultants. This calculation was performed in 2003 in connection with the execution of employment agreements by the executive officers. Due to recent changes in senior management and increase in stock price, we are in the process of updating the calculation, although we do not anticipate that these factors will result in a material change.

Based on this review, the committee finds the CEO’s and other executive officers’ total compensation, and, in the case of the severance and change in control scenarios, the potential payouts, in the aggregate to be reasonable and not excessive. It should be noted that when the committee considers any component of the CEO’s and the other executive officers’ total compensation, the aggregate amounts and mix of all the components, including accumulated, realized and unrealized, option and restricted stock gains are taken into consideration in the committee’s decisions.

In addition, it is the committee’s policy to make compensation decisions in a multi-step process. We initially receive a presentation by our compensation consultant who makes recommendations for the CEO based on peer companies. In the case of the other executive officers, the CEO makes his recommendations which are also considered by the committee, with input from our compensation consultant. After receiving this initial information, there is typically discussion among the members of the committee between meetings, which often prompts us to ask for additional information and to raise and discuss further questions. The discussion continues at a subsequent meeting, after which a vote is taken.

TAX LAW LIMITS ON EXECUTIVE COMPENSATION

Section 162(m) of the Internal Revenue Code limits tax deductions for certain executive compensation over $1 million. Certain types of compensation are deductible only if performance criteria are specified in detail, and stockholders have approved the compensation arrangements. The compensation committee has not yet adopted a formal policy with respect to qualifying compensation paid to its executive officers for an exemption from this limitation on deductibility imposed by this section. The committee anticipates that all compensation paid to its executive officers during 2004 will qualify for deductibility because no executive’s compensation is expected to exceed the dollar limitations of such provision.

Respectfully submitted,

R. Rudolph Reinfrank, Chairman
John W. Gibson Jr.

Compensation Committee Interlocks and Insider Participation

The compensation committee consisted of R. Rudolph Reinfrank, James E. Barnes and John W. Gibson, Jr. during 2004. None of the members of the compensation committee during 2004 or as of the date of this proxy statement is or has been an officer or employee of the Company.

During the majority of 2004, Mr. Gibson was President and CEO of Halliburton Energy Services, Inc. In

2004, affiliates of HES paid Parker subsidiaries a total of $31,384,000 for drilling services.

Performance Graph

The following performance graph compares cumulative total stockholder returns on the Company’s common stock to the Philadelphia Oil Service Index (“OSX”) and the S&P MidCap 400 stock index, calculated as of the end of each year beginning December 31, 2000, through December 31, 2000. The graph assumes $100 was invested on December 31, 2000, in the Company’s common stock and in each of the referenced indices.

PERFORMANCE DATA

Employment and Severance Agreements

Each of the executive officers has an employment agreement with the Company, all of which became effective in 2002, with the exception of Mr. Potter’s which became effective in June 2003. The term of each agreement is for three years and each provides for automatic extensions of two years, with the exception of Mr. Graham, whose agreement is for two years with automatic two year extensions, Mr. Potter, whose agreement is for two years with automatic one year extensions and Mr. Parker Sr. whose agreement is for one year with automatic one year extensions. The employment agreements provide for the following benefits:

•	payment of current salary, which may be increased upon review by the CEO (or the board of directors in case of CEO and Chairman) on an annual basis but cannot be reduced except with consent of the executive,

•	for payment of bonuses of up to 100% (75% for Mr. Whalen, and 50% for Mr. Graham, 30% for Mr. Potter, and at the discretion of the board for Mr. Parker Sr.) of salary based on meeting certain incentives,

•	to be eligible to receive stock options and to participate in other benefits, including without limitation, paid vacation, 401(k) plan, health insurance and life insurance.

If the executive’s employment is terminated, including by reason of death or disability or retirement, but excluding termination for cause or termination as a result of the resignation of the executive, unless for good reason (based on definitions of cause and good reason in the agreements), the officer is entitled to receive:

•	salary for remainder of month of termination,

•	bonus for prior year if earned and yet unpaid,

•	remainder of vacation pay for the year,

•	a severance payment equal to two times the sum of the highest salary and bonus over the previous three years, except for Mr. Graham, whose payment will be based on a 1.5 times multiplier, and Mr. Potter, whose payment will be based on a 1.0 multiplier (“Additional Benefit”), and

•	continued health benefits for two years, except for Mr. Graham, who will receive these benefits for 1.5 years, and for Mr. Potter, who will receive these benefits for 1 year (“Other Benefits”).

In consideration for these benefits, the executive agrees to perform his customary duties set forth in the employment agreement, and further covenants not to solicit business except on behalf of the Company during his employment and to refrain from hiring employees of Company or to compete against the Company for a period of one year following his termination.

In addition to the above benefits, each employment agreement provides that in the event of a change in control, as defined in the agreement, the term of the employment agreement will be extended for three years. If the executive is terminated during this three-year period for any reason except for cause or the executive resigns during the first two years after the change in control for good reason, the Additional Benefit payable shall be based on three times salary and bonus, payable in a lump sum, and the Other Benefits shall also be provided for three years. In certain circumstances, the Company has agreed to make the executive whole for excise taxes that may apply with respect to payments made after a change in control.

Other Information

If you have questions or need more information about the annual meeting, write to:

Parker Drilling Company Corporate Secretary 1401 Enclave Parkway, Ste. 600 Houston, Texas 77077

or call us at (281) 406-2000.

Whether or not you plan to attend the annual meeting, please vote by telephone or Internet or mark, sign, date and promptly return your completed proxy in the enclosed envelope. The toll free number to vote by telephone is at no cost to you. No postage is required for mailing in the United States.

By order of the board of directors,

Ronald C. Potter
Corporate Secretary

Houston, Texas
March 22, 2005

Annex A

CORPORATE GOVERNANCE PRINCIPLES

1. Director Qualifications

     The Board of Directors (“Board”) will have a majority of directors who meet the criteria for independence required by the New York Stock Exchange (the “NYSE”) and the Securities Exchange Act of 1934 (the “SEC Act”). The Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics of new Board members as well as the composition of the Board as a whole. This assessment will include members’ qualification as independent in accordance with the NYSE and SEC Act, as well as consideration of diversity, age, skills, and experience in the context of the needs of the Board. Candidates for nominees for directorship may be made by any member of the Board and by any shareholder and referred to the Corporate Governance Committee for review in accordance with its charter and these principles. The invitation to join the Board should be extended on behalf of the Board by the Chairman of the Board.

     The Board presently has 8 members. It is the sense of the Board that the current size of the board is appropriate. However, the Board would be willing to increase the size in order to accommodate the availability of an outstanding candidate.

     When a director’s principal occupation or business associations changes substantially during his or her tenure as a director, the Corporate Governance Committee shall review the continued appropriateness of Board membership under the circumstances and make its recommendations to the Board. It is not the sense of the Board that in every instance a director who retires or changes the occupation or business associations he or she held when they became a Board member should necessarily leave the Board.

     Directors should advise the Chairman of the Board and the Chairman of the Corporate Governance Committee in advance of accepting an invitation to serve on another public company board.

     The Board does not believe it should establish term limits. While term limits could help insure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole. As an alternative to term limits, the Corporate Governance Committee will review each director’s continuation on the Board every three years. This will allow each director the opportunity to conveniently confirm his or her desire to continue as a member of the Board.

2. Director Responsibilities

     It is the general policy of the Company that all major decisions be considered by the Board as a whole. The basic responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its shareholders. In discharging that obligation, directors should be entitled to rely on the honesty and integrity of the Company’s senior executives and its outside advisors and auditors. The directors shall also be entitled to have the Company purchase reasonable directors’ and officers’ liability insurance on their behalf, to the benefits of indemnification to the fullest extent permitted by law and the Company’s charter, by-laws and any indemnification agreements, and to exculpation as provided by state law and the Company’s charter.

     Directors are expected to attend Board meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Directors are also expected to attend the annual meeting of shareholders. Information and data that are important to the Board’s understanding of the business to be conducted at a Board or committee meeting should generally be distributed in writing to the directors before the meeting, and directors should review these materials in advance of the meeting.

     The Board has no policy with respect to the separation of the offices of Chairman and the Chief Executive Officer (“CEO”). The Board believes that this issue is part of the succession planning process and that it is in the best interests of the Company for the Board to make a determination when it elects a new chief executive officer.

     The Chairman and CEO will establish the agenda for each Board meeting with the understanding that the items necessary for the Board to perform its advisory and monitoring functions be brought to it periodically for review and/or approval. The Board will review the Company’s long-term strategic plans and the principal issues that the Company will face in the future during at least one Board meeting each year. Each Board member is free to suggest the inclusion of items on the agenda. Each Board member is free to raise at any Board meeting subjects that are not on the agenda for that meeting.

     The non-management directors will meet in executive session on a regular basis four times a year. The directors have determined that the Chairman of the Corporate Governance Committee (the “Presiding Director”) will preside at these meetings and be disclosed in the annual proxy statement as required by the NYSE. Any contract with present or former directors or officers of the Company shall be approved by the Corporate Governance Committee regardless of quantitative materiality.

     The Chairman and CEO are responsible for establishing effective communications with the Company’s shareholders, customers, company associates, communities, suppliers, creditors, governments and corporate partners. It is the Company’s policy that management speaks for the Company. Individual Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Company. But it is expected that Board members would do this with the knowledge of the management and, absent unusual circumstances or as contemplated by the committee charters, only at the request of management.

3. Board Committees

     The Board will have at all times an Audit Committee, a Compensation Committee and a Corporate Governance Committee. All of the members of these committees will be independent directors under the criteria established by the NYSE and SEC Act. Committee members will be appointed by the Board upon recommendation of any member of the board and approval thereof by the Corporate Governance Committee.

     Each committee will have its own charter. The charters will set forth the purposes, goals and responsibilities of the committees as well as qualifications for committee membership, procedures for committee member appointment and removal, committee structure and operations and committee reporting to the Board. The charters will also provide that each committee will annually evaluate its performance.

     The Chairman of each committee, in consultation with the committee members, will determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee’s charter. The Chairman of each committee, in consultation with the appropriate members of the committee and management, will develop the committee’s agenda. At the beginning of the year each committee will establish a schedule of agenda subjects to be discussed during the year (to the degree these can be foreseen). The schedule for each committee will be furnished to all directors.

     The Board and each committee have the power to hire independent legal, financial or other advisors as they may deem necessary, without consulting or obtaining the approval of any officer of the Company in advance.

     The Board may, from time to time, establish or maintain additional committees as necessary or appropriate.

4. Director Access to Officers and Employees

     Directors have full and free access to officers and employees of the Company. Any meetings or contacts that a director wishes to initiate may be arranged through the CEO or the Corporate Secretary or directly by the director. The directors will use their judgment to ensure that any such contact is not disruptive to the business operations of the Company and will, to the extent not inappropriate, copy the CEO on any written communications between a director and an officer or employee of the Company.

     The Board welcomes regular attendance at each Board meeting of senior officers of the Company. If the CEO wishes to have additional Company personnel attendees on a regular basis, this suggestion should be brought to the Board for approval.

5. Director Compensation

     The form and amount of director compensation will be annually reviewed and recommended by the Corporate Governance Committee and approved by the Board. The Corporate Governance Committee will consider that directors’ independence may be jeopardized if director compensation and perquisites exceed customary levels.

6. Director Orientation and Continuing Education

     All new directors shall be provided with a director orientation packet that describes the various operations of the Company, the officers and their respective duties and other information to adequately inform the director of the nature of the Company’s business. The Company will make management available to new board members and existing board members at corporate headquarters in order to receive presentations by senior management to familiarize the directors with the Company’s strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Corporate Conduct, its principal officers, and its internal and independent auditors.

     Board members are encouraged to attend conferences and other programs that will increase their knowledge of board functions and duties as well as other board responsibilities. The Company will reimburse each board member for attending one conference or program each year.

     It is the sense of the Board that off-site board retreats may be beneficial from time to time to address strategic planning and other critical decisions to be made by the Board.

7. CEO Evaluation and Management Succession

     The Compensation Committee is responsible for setting annual and long-term performance goals for the CEO and will conduct an annual review of the CEO’s performance against such goals, as set forth in its charter. The Compensation Committee shall meet annually with the CEO to receive his or her recommendations concerning such goals. Both the goals and the evaluation are then submitted for consideration by the independent directors of the Board at an executive session of the independent directors.

     The Corporate Governance Committee should make an annual report to the Board on succession planning, which shall include its recommendations on development of potential candidates so that the Company is adequately prepared in the event that a successor is needed. The entire Board will work with the Corporate Governance Committee to evaluate development plans for potential successors to the CEO. The CEO should at all times make available his or her recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.

8.	Annual Performance Evaluation

     The Board of Directors will conduct an annual self-evaluation to determine whether the Board and each committee are functioning effectively. The Corporate Governance Committee will receive comments from all directors and report annually to the Board with an assessment of the Board’s performance. The assessment will focus on the Board’s contribution to the Company and specifically focus on areas in which the Board or management believes that the Board could improve.

9.	Reporting of Accounting/Auditing and Other Irregularities; Communications with the Board of Directors

     Anyone who has a concern about the Company’s accounting, internal accounting controls or auditing matters or other irregularities, may communicate that concern directly to the Director of Internal Audit or the General Counsel, or to a third party hotline established by the Company for this purpose, the contact information for each to be provided on the Company’s website. Such communications may be confidential and/or anonymous. Concerns relating to accounting, internal controls, or auditing shall be reviewed by the Director of Internal Audit and/or General Counsel and, if credible and if confirmed would warrant remedial or disciplinary action, will be reported to the Audit Committee and addressed by the Company in the same way as other concerns, including the retention of outside advisors or counsel to investigate or advise on such concerns.

     Anyone, including shareholders of the Company, may communicate with the Board or the non-management directors about officer conduct or other concerns or matters by submitting such concerns or matters in writing to the Presiding Director at the special address published on the Company’s website. Such communications may be confidential and/or anonymous. The concerns or matters will be reviewed by the Presiding Director pursuant to the criteria approved by a majority of the independent directors. Any matter which falls within the criteria approved by the independent directors shall be presented to the Audit Committee or the full Board and addressed in the same way as other concerns, including the retention of outside advisors or counsel to investigate or advise on such matters or concerns.

     The Company’s policies prohibit any retaliation or taking any adverse action against anyone for raising or helping to resolve reports of misconduct or ethical violations.

Annex B

CHARTER OF THE AUDIT
COMMITTEE OF THE BOARD OF DIRECTORS

Purpose

The Audit Committee is appointed by the Board to assist the Board in overseeing (1) the integrity of the (a) process involved in the preparation of the financial statements and (b) auditing of the financial statements of the Company, (2) the independent accountant’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent accountants, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement. The Audit Committee shall perform an annual self assessment at the end of each year.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange and of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. At least one member of the Audit Committee shall be an audit committee financial expert as defined by the Commission or the Company shall disclose in the Form 10-K why it does not have an audit committee financial expert. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Corporate Governance Committee. Audit Committee members may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. At least two members shall be present at each meeting of the Audit Committee to establish a quorum. The Audit Committee shall meet periodically in separate executive sessions with management (including the CEO, COO, CFO and General Counsel), the internal auditors and the independent accountants and have such other direct and independent interaction with such persons from time to time as the members of the Audit Committee deem appropriate. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent accountant to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The meetings of the Audit Committee are open to all directors.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent accountant (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent accountant (including resolution of disagreements between management and the independent accountant regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountant shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent accountant, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to year end. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent accountant for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter at the end of each year and recommend any proposed changes to the Board for approval, including consideration of changes that are necessary as a result of new laws or regulations.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.	Meet to review and discuss with management and the independent accountant the Company’s annual audited financial statements, including reviewing the specific disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Meet to review and discuss with management and the independent accountant the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent accountant’s review of the quarterly financial statements, and reviewing the specific disclosures made in management’s discussion and analysis.

3.	Discuss with management and the independent accountant significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles.

4.	Review and discuss with management and the independent accountant any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

5.	Review and discuss with management (including the director of internal audit) and the independent accountant the Company’s report on internal controls over financial reporting and the independent accountant’s attestation of the report prior to the filing of the Company’s Form 10-K.

6.	Review and discuss quarterly reports from the independent accountants on:

(a)	all critical accounting policies and practices used or to be used.

(b)	all alternative treatments of financial transactions in accordance with generally accepted accounting principles that have been discussed by management with the independent accountants, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountant.

(c)	other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences.

7.	Discuss with management, the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and ratings agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

8.	Discuss with management and the independent accountant the effect of major legislative, regulatory or accounting initiatives as well as any off-balance sheet structures on the Company’s financial statements.

9.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including policies regarding risk assessment and risk management policies

10.	Discuss with the independent accountant the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

11.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

Oversight of the Company’s Relationship with the Independent Accountant

12.	Obtain and review a report from the independent accountant at least annually regarding (a) the independent accountant’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent accountant and the Company. Evaluate whether or not the accountant’s quality controls are adequate

13.	At least annually, consider the independence of the independent accountant, including whether the provision by the independent accountant of permitted non-audit services is compatible with independence, and obtain and review a report from the independent accountant describing all relationships between the auditor, the Company and its management. The discussion with the independent accountant regarding independence shall include the rotation of the audit partner as required by law.

14.	Meet with the independent accountant prior to the audit to discuss the planning and staffing of the audit.

15.	Discuss with the independent accountant material issues on which the national office of the independent accountant was consulted by the Company’s audit team.

16. Establish a policy for hiring of employees or former employees of the independent accountant.

Oversight of the Company’s Internal Audit Function

17. Review the appointment and replacement of the director of internal auditing.

18.	Review significant reports prepared by the internal auditing department and management’s responses.

19.	Discuss with the independent accountant and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audits.

Compliance Oversight Responsibilities

20.	Obtain from the independent accountant, assurance that Section 10A(b) of the Exchange Act has not been implicated based on information discovered during the audit.

21.	Obtain an annual report from management that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Corporate Conduct based on annual compliance statements received from employees and agents. Review reports and disclosures of insider and affiliated and related party transactions.

Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Corporate Conduct.

22.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

23.	Discuss with management and the independent accountant any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

24.	Discuss with the Company’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies and internal controls.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent accountant. In carrying out its oversight function each member of the Audit Committee shall be entitled to rely in good faith on information, opinions, reports or statements, including financial statements and other financial data, prepared and presented to the Audit Committee by management and outside consultants.

Audit Committee Powers

The Committee shall also have the following powers:

25.	To engage accounting or other advisors (including independent counsel) and to have direct access to all such advisors without the presence of any officer of the Company.

26.	To interview and meet with any employee of the Company without the presence of any officer of the Company.

27.	To investigate any matter brought to its attention within the scope of its duties.

28.	To form and delegate authority to subcommittees and to delegate authority to one or more of its members.

29.	Such other powers as may be necessary to fulfill its purposes as defined in this Charter.

Annex C

COMPENSATION COMMITTEE CHARTER

Purpose

The Compensation Committee is appointed by the Board to discharge the Board’s responsibilities relating to compensation of the Company’s executive officers. Except as otherwise required by applicable laws, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole. The Committee has overall responsibility for evaluating and recommending the compensation plans, policies and programs of the executive officers of the Company.

The Compensation Committee is also responsible for producing an annual report on executive officer compensation for inclusion in the Company’s proxy statement that complies with the rules and regulations of the Securities and Exchange Commission.

Committee Membership

The Compensation Committee shall consist of no fewer than three members. The members of the Compensation Committee shall meet the independence requirements of the New York Stock Exchange. All committee members shall also be “non-employee directors” as defined by Rule 16b-3 under the Securities Exchange Act of 1934 and “outside directors” as defined by Section 162(m) of the Internal Revenue Code.

The members of the Compensation Committee shall be appointed by the Board on the recommendation of the Corporate Governance Committee. Compensation Committee members may be replaced by the Board in its discretion.

Meetings

The Compensation Committee shall meet as often as its members deem necessary to perform the Committee’s responsibilities. The meetings of the Compensation Committee are open to all directors.

Committee Authority and Responsibilities

1.	The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of CEO and executive officer compensation and shall have sole authority to approve the consultant’s fees and other retention terms. The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors. The Company will provide appropriate funding, as determined by the Compensation Committee, for payment of compensation to any consulting firm or other advisers retained by the Compensation Committee.

2.	The Compensation Committee shall annually review and approve corporate goals and objectives relevant to CEO compensation, annually evaluate the CEO’s performance in light of those goals and objectives, and have sole authority to determine the CEO’s compensation levels based on this evaluation. In determining the long-term incentive component of CEO compensation, the Compensation Committee will consider the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in past years.

3.	The Compensation Committee shall annually review and make recommendations to the Board with respect to the compensation of the non-CEO executive officers.

4.	The Compensation Committee shall review the Company’s incentive compensation and other stock-based plans and recommend changes in such plans to the Board as needed. The Compensation Committee shall have and shall exercise all the authority of the Board of Directors with respect to the administration of such plans.

5.	The Compensation Committee may form and delegate authority to subcommittees when appropriate.

6.	The Compensation Committee shall make regular reports to the Board.

7.	The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Compensation Committee shall annually review its own performance.

Annex D

CORPORATE GOVERNANCE
COMMITTEE CHARTER

Purpose

The purpose of the Corporate Governance Committee shall be to assist the Board (1) in identifying qualified individuals which have been proposed by Board members, by independent search firms, by shareholders or by others to become Board members, (2) in determining the director nominees to stand for election by the shareholders; (3) in developing and implementing the Corporate Governance Principles applicable to the Company; (4) in its annual review of the Board’s performance and in overseeing the evaluation of management; and (5) in selecting director nominees for each committee.

Committee Membership

The Corporate Governance Committee shall consist of no fewer than three members. The members of the Corporate Governance Committee shall meet the independence requirements of the New York Stock Exchange.

The members of the Corporate Governance Committee shall be appointed and replaced by the Board.

Meetings

The Governance Committee shall meet as often as it determines, but not less frequently than twice a year. At least two members shall be present at each meeting of the Governance Committee to establish a quorum. The Governance Committee may request any director, officer or employee of the Company or the Company’s outside counsel or other consultants of the Company to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The meetings of the Governance Committee are open to all directors.

Committee Authority and Responsibilities

1.	The Corporate Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms. The Corporate Governance Committee shall also have authority, to the extent it deems necessary or appropriate, to obtain advice and assistance from internal or external legal, accounting or other advisors and to have access to such advisors without the presence of any officer of the Company. The Company shall provide for appropriate funding, as determined by the Governance Committee, for payment of compensation to any advisors employed by the Governance Committee.

2.	The Corporate Governance Committee will provide a forum for Board members and others to submit nominees to the Board as well as facilitate the submission of director candidates by shareholders. Once the nominees have been submitted, the Corporate Governance Committee shall review the qualifications of director nominees in accordance with the minimum qualifications specified in the Corporate Governance Principles and report to the Board their recommendation in regard to such nominees.

3.	The Corporate Governance Committee shall receive comments from all directors and report annually to the Board with an assessment of the Board’s performance and the composition and size of the board as a whole.

4.	The Corporate Governance Committee shall review and reassess the adequacy of the Corporate Governance Principles of the Company and recommend any proposed changes to the Board for approval.

5.	The Corporate Governance Committee may form and delegate authority to subcommittees or to any one of its members as it deems appropriate.

6.	The Corporate Governance Committee shall make regular reports to the Board.

7.	The Corporate Governance Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Corporate Governance Committee shall annually review its own performance.

8.	The Corporate Governance Committee shall establish a procedure to allow interested parties to address their concerns to the Chairman of the Corporate Governance Committee, who shall review and report such concerns to the Board or other committees as the Chairman determines appropriate, in accordance with the procedure and criteria approved by the Board.

9.	The Corporate Governance Committee shall review periodically the Company’s policy in regard to a Shareholder Rights Plan.

10.	The Corporate Governance Committee shall review periodically the succession plans relating to Chairman and Chief Executive Officer.

11.	The Corporate Governance Committee shall review and approve all contracts with present and former officer and directors or their affiliate

12.	The Corporate Governance Committee annually shall review and recommend compensation for board and committee members.

13.	The Corporate Governance Committee shall oversee the evaluation of management.

Governance Committee Powers

The Committee shall also have the following powers:

14.	To interview and meet with any employee of the Company without the presence of any officer of the Company.

15.	To investigate any matter brought to its attention within the scope of its duties.

16.	Such other powers as may be necessary to fulfill its purposes as defined in this Charter.

Annex E

PARKER DRILLING COMPANY
2005 LONG-TERM INCENTIVE PLAN

	(mm) Plan Year	71
	(nn) Publicly Held Corporation	71
	(oo) Restricted Stock	71
	(pp) Restricted Stock Award	71
	(qq) Restricted Stock Unit	71
	(rr) Restriction Period	71
	(ss) Retirement	71
	(tt) Share	71
	(uu) Share Pool	71
	(vv) Spread	71
	(ww) Stock Appreciation Right or SAR	72
	(xx) Stock Option or Option	72
	(yy) Subsidiary	72
	(zz) Supplemental Payment	72
1.3	Plan Administration	72
	(a) Authority of the Committee	72
	(b) Meetings	73
	(c) Decisions Binding	73
	(d) Modification of Outstanding Incentive Awards	73
	(e) Delegation of Authority	73
	(f) Expenses of Committee	74
	(g) Surrender of Previous Incentive Awards	74
	(h) Indemnification	74
1.4	Shares of Common Stock Available for Incentive Awards	74
1.5	Share Pool Adjustments for Awards and Payouts	76
1.6	Common Stock Available	77
1.7	Participation	77
	(a) Eligibility	77
	(b) Incentive Stock Option Eligibility	77
1.8	Types of Incentive Awards	78

SECTION 2	STOCK OPTIONS AND STOCK APPRECIATION RIGHTS	78
2.1	Grant of Stock Options	78
2.2	Stock Option Terms	78
	(a) Written Agreement	78
	(b) Number of Shares	78
	(c) Exercise Price	79
	(d) Term	79
	(e) Exercise	79
	(f) $100,000 Annual Limit on Incentive Stock Options	79
	(g) Limitation on Repricing of Options	79
2.3	Stock Option Exercises	80
	(a) Method of Exercise and Payment	80
	(b) Restrictions on Share Transferability	81
	(c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options	81
	(d) Proceeds of Option Exercise	82

2.4	Stock Appreciation Rights	82
	(a) Grant	82
	(b) General Provisions	82
	(c) Exercise	82
	(d) Settlement	82
2.5	Supplemental Payment on Exercise of Nonstatutory Stock Options or Stock Appreciation Rights	82

SECTION 3	RESTRICTED STOCK	83
3.1	Award of Restricted Stock	83
	(a) Grant	83
	(b) Immediate Transfer Without Immediate Delivery of Restricted Stock	83
3.2	Restrictions	84
	(a) Forfeiture of Restricted Stock	84
	(b) Issuance of Certificates	84
	(c) Removal of Restrictions	84
3.3	Delivery of Shares of Common Stock	85
3.4	Supplemental Payment on Vesting of Restricted Stock	85

SECTION 4	OTHER STOCK-BASED AWARDS	85
4.1	Grant of Other Stock-Based Awards	85
4.2	Other Stock-Based Award Terms	86
	(a) Written Agreement	86
	(b) Purchase Price	86
	(c) Performance Criteria and Other Terms	86

SECTION 5	CASH AWARDS	86
5.1	Grant of Cash Awards	86
	(a) Grant	86
	(b) Incentive Agreement	86
	(c) Settlement	87
	(d) Merit Awards	87

SECTION 6	PERFORMANCE-BASED AWARDS AND PERFORMANCE CRITERIA	87

SECTION 7	PROVISIONS RELATING TO PLAN PARTICIPATION	89
7.1	Incentive Agreement	89
7.2	No Right to Employment	89
7.3	Securities Requirements	90
7.4	Transferability	90
7.5	Rights as a Shareholder	91
	(a) No Shareholder Rights	91
	(b) Representation of Ownership	91
7.6	Change in Stock and Adjustments	92
	(a) Changes in Law or Circumstances	92

	(b) Exercise of Corporate Powers	92
	(c) Recapitalization of the Company	92
	(d) Issue of Common Stock by the Company	93
	(e) Assumption under the Plan of Outstanding Stock Options	93
	(f) Assumption of Incentive Awards by a Successor	93
7.7	Termination of Employment, Death, Disability and Retirement	94
	(a) Termination of Employment	94
	(b) Termination of Employment for Cause	95
	(c) Retirement	95
	(d) Disability or Death	95
	(e) Continuation	96
7.8	Change in Control	96
7.9	Exchange of Incentive Awards	98
7.10	Financing	98

SECTION 8	GENERAL	98
8.1	Effective Date and Grant Period	98
8.2	Funding and Liability of Company	99
8.3	Withholding Taxes	99
	(a) Tax Withholding	99
	(b) Share Withholding	99
	(c) Incentive Stock Options	99
	(d) Loans	100
8.4	No Guarantee of Tax Consequences	100
8.5	Designation of Beneficiary by Participant	100
8.6	Deferrals	100
8.7	Amendment and Termination	100
8.8	Requirements of Law	101
	(a) Governmental Entities and Securities Exchanges	101
	(b) Securities Act Rule 701	101
8.9	Rule 16b-3 Securities Law Compliance for Insiders	102
8.10	Compliance with Code Section 162(m) for Publicly Held Corporation	102
8.11	Notices	102
	(a) Notice From Insiders to Secretary of Change in Beneficial Ownership	102
	(b) Notice to Insiders and Securities and Exchange Commission	102
8.12	Pre-Clearance Agreement with Brokers	103
8.13	Successors to Company	103
8.14	Miscellaneous Provisions	103
8.15	Severability	103
8.16	Gender, Tense and Headings	103
8.17	Governing Law	104
8.18	Term of the Plan	104

PARKER DRILLING COMPANY
2005 LONG-TERM INCENTIVE PLAN

SECTION 1

GENERAL PROVISIONS RELATING TO

PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1 Establishment and Purpose

     Parker Drilling Company (the “Company”), hereby establishes the Parker Drilling Company 2005 Long-Term Incentive Plan (the “Plan”), effective as of March 18, 2005 (the “Effective Date”) for the benefit of the Company and the participants in the Plan.

     The purpose of the Plan is to foster and promote the long-term financial success of the Company and to increase shareholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s shareholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

     The Plan provides for payment of various forms of compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

     The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 8.7, until the earlier of the date that (a) all Shares subject to the Plan have been purchased or acquired according to its provisions or (b) the Plan terminates pursuant to Section 8.18. However, in no event may an Incentive Stock Option be granted under the Plan after the expiration of ten (10) years from the Effective Date.

1.2 Definitions

     The following terms shall have the meanings set forth below:

     (a) Affiliate. This term means an “affiliate” of the Company, as such term is described in Rule 12b-2 under the Exchange Act.

     (b) Authorized Officer. The CEO or any other senior officer of the Company to whom the CEO has delegated the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

     (c) Board. The Board of Directors of the Company.

     (d) Cause. When used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment by the Company or any Subsidiary by reason of:

     (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony or entering the plea of nolo contendere to such crime by Grantee;

     (ii) the commission by the Grantee of a material act of fraud upon the Company or any Affiliate;

     (iii) the material misappropriation by the Grantee of any funds or other property of the Company or any Affiliate;

     (iv) the knowing engagement by the Grantee without the written approval of the Board, in any material activity which directly competes with the business of the Company or any Affiliate, or which would directly result in a material injury to the business or reputation of the Company or any Affiliate; or

     (v) with respect to any Grantee who is an Employee (A) a material breach by Executive during his employment period of any of the restrictive covenants set out in his employment agreement with the Company or any Affiliate, if applicable, or (B) the willful, material and repeated nonperformance of Employee’s duties to the Company or any Affiliate (other than by reason of Employee’s illness or incapacity), but Cause shall not exist under this clause; or (v)(A) or (v)(B) until after written notice from the Board has been given to Employee of such material breach or nonperformance (which notice specifically identifies the manner and sets forth specific facts, circumstances and examples in which the Board believes that Employee has breached the Agreement or not substantially performed his duties) and Employee has failed to cure such alleged breach or nonperformance within the time period set by the Board, but in no event less than thirty (30) business days after his receipt of such notice; and, for purposes of this clause (v), no act or failure to act on Employee’s part shall be deemed “willful” unless it is done or omitted by Employee not in good faith and without his reasonable belief that such action or omission was in the best interest of the Company (assuming disclosure of the pertinent facts, any action or omission by Employee after consultation with, and in accordance with the advice of, legal counsel reasonably acceptable to the Company shall be deemed to have been taken in good faith and to not be willful for purposes of this definition of “Cause”).

     (e) CEO. The Chief Executive Officer of the Company.

     (f) Change in Control. Any of the events described in and subject to Section 7.8.

     (g) Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

     (h) Committee. A committee appointed by the Board to administer the Plan. While the Company is a Publicly Held Corporation, the Plan shall be administered by a Committee appointed by the Board consisting of not less than two directors who fulfill the “nonemployee director” requirements of Rule 16b-3 under the Exchange Act and the “outside director” requirements of Code Section 162(m). In either case, the Committee may be the Compensation Committee of the Board, the Governance Committee of the Board, or any subcommittee of such committee, provided that, in all events, the members of the Committee for purposes of the Plan satisfy the requirements of the previous provisions of this paragraph.

     The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

     Notwithstanding the preceding paragraphs of this Section 1.2(h), the term “Committee” as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

     (i) Common Stock. The common stock of the Company, $.1666 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

     (j) Company. Parker Drilling Company and any successor in interest thereto.

     (k) Consultant. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not an Outside Director or employee of the Company (or any Parent or Subsidiary) and who, in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

     (l) Covered Employee. A named executive officer who is one of the group of covered employees, as defined in Code Section 162(m) and Treasury Regulation § 1.162-27(c) (or its successor), during any period that the Company is a Publicly Held Corporation.

     (m) Disability. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Grantee that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Code Section 22(e)(3). A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination(s) required by such physician upon request.

     (n) Employee. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Code Section 3401(c) who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

     (o) Employment. Employment means that the individual is employed as an Employee, or engaged as a Consultant or Outside Director, by the Company or any Parent or Subsidiary, or by any corporation issuing or assuming an Incentive Award in any transaction described in Code Section 424(a), or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Code Section 424(a). In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement. All determinations regarding Employment, and the termination of Employment hereunder, shall be made by the Committee.

     The term “Employment” for all purposes of the Plan shall include (i) active performance of agreed services by a Consultant for the Company (or any Parent or Subsidiary) and (ii) current membership on the Board by an Outside Director.

     (p) Exchange Act. The Securities Exchange Act of 1934, as amended.

     (q) Fair Market Value. While the Company is a Publicly Held Corporation, the Fair Market Value of one Share of Common Stock on the date in question is deemed to be (i) the average of the high and low prices of a Share on the date as of which Fair Market Value is to be determined, or if no such sales were made on such date, the closing sales price on the immediately preceding business day of a Share as reported on the New York Stock Exchange or other principal securities exchange on which Shares are then listed or admitted to trading, or (ii) the closing sales price for a Share on the date of grant as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

     If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its sole and absolute discretion. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances.

     (r) Grantee. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

     (s) Immediate Family. With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

     (t) Incentive Award or Award. A grant of an award under the Plan to a Grantee, including any Non-statutory Stock Option, Incentive Stock Option, Stock Appreciation Right (SAR), Restricted Stock Award, Performance-Based Stock-Based Award, Performance-Based Cash Award, or Other Stock-Based Award, as well as any Supplemental Payment with respect thereto.

     (u) Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 7.1(a).

     (v) Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and is intended to qualify as an Incentive Stock Option under Code Section 422.

     (w) Independent SAR or SAR. A Stock Appreciation Right described in Section 2.4.

     (x) Insider. If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

     (y) Non-statutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

     (z) Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

     (aa) Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

     (bb) Outside Director. A member of the Board who is not at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.

     (cc) Parent. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Code Section 424(e).

     (dd) Performance-Based Award. A grant of an Award under the Plan pursuant to Section 6 that is either a Performance-Based Stock-Based Award or a Performance-Based Cash Award.

     (ee) Performance-Based Cash Award. An Incentive Award granted to a Grantee pursuant to Section 5 of the Plan, that provides for a cash payment subject to a risk of forfeiture if the specified Performance criteria are not met.

     (ff) Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Code Section 162(m), as prescribed in Code Section 162(m)(4)(C) and Treasury Regulation § 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

     (gg) Performance-Based Stock-Based Award. An Incentive Award under the Plan to a Grantee that provides for a payment in cash or Shares, subject to a risk of forfeiture if the specified Performance Criteria are not met.

     (hh) Performance Criteria. The business criteria that are specified by the Committee pursuant to Section 6 for an Incentive Award that is intended to qualify for the Performance-Based Exception; the satisfaction of such business criteria during the Performance Period being required for the grant and/or vesting of the particular Incentive Award to occur, as specified in the Incentive Agreement.

     (ii) Performance Period. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to and the payment value of any Performance-Based Stock-Based Award, Performance-Based Cash Award or Other Stock-Based Award that is intended to qualify for the Performance-Based Exception.

     (jj) Performance Share. An Incentive Award granted by the Committee to the Grantee as described in Section 4.1.

     (kk) Phantom Share. An Incentive Award granted by the Committee to the Grantee as described in Section 4.1.

     (ll) Plan. The Parker Drilling Company 2005 Long-Term Incentive Plan, as set forth herein and as it may be amended from time to time.

     (mm) Plan Year. A calendar year commencing on January 1 and ending on December 31, except the first Plan Year commencing on April 27, 2005 and ending on December 31, 2005.

     (nn) Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

     (oo) Restricted Stock. Shares of Common Stock issued or transferred to a Grantee pursuant to Section 3.

     (pp) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee pursuant to Section 3.

     (qq) Restricted Stock Unit. An Incentive Award granted by the Committee to the Grantee as described in Section 4.1.

     (rr) Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

     (ss) Retirement. The voluntary termination of Employment from the Company and any Parent or Subsidiary constituting retirement for age (i) on any date after the Employee attains the normal retirement age of 60 years and has completed at least five (5) years of Employment service with the Company, or in the case of a director, has completed at least five (5) years of service as a member of the Board regardless of age, or (ii) an earlier retirement date or such other date as may be designated by the Committee in the Employee’s individual Incentive Agreement as constituting retirement for age.

     (tt) Share. A share of the Common Stock of the Company.

     (uu) Share Pool. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 7.6.

     (vv) Spread. The difference between the exercise price per Share specified in a SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.

     (ww) Stock Appreciation Right or SAR. A Stock Appreciation Right as described in Section 2.4.

     (xx) Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee or (ii) a Non-statutory Stock Option granted to an Employee, Consultant or Outside Director, which Option provides the Grantee with the right to purchase Shares of Common Stock upon specified terms. In accordance with Code Section 422, only an Employee may be granted an Incentive Stock Option.

     (yy) Subsidiary. Any company (whether a corporation, partnership, joint venture or other form of entity) in which the Company or a corporation in which the Company owns a majority of the shares of capital stock, directly or indirectly, owns a greater than 50% equity interest, except that with respect to the issuance of Incentive Stock Options, the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Code Section 424(f) as required by Code Section 422.

     (zz) Supplemental Payment. Any amount, as described in Sections 2.5, 3.4 and/or 4.2(c), that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.

1.3 Plan Administration

     (a) Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration; provided, however, with respect to the determinations under items (i), (ii), (iii) and (iv) of this sentence, but only as applied to any Grantee who is not a director, executive officer, or Covered Employee of the Company or any Affiliate, the Committee shall approve or ratify the total amount and types of Incentive Awards, if any, to be granted to different levels of Employees below the executive officer level, but the specific types, number and/or amounts of Incentive Awards to be granted between and among the individual Employees within these levels shall be approved by the CEO and the CEO (or his delegate) shall notify the Committee of such determinations.

     Incentive Awards to be granted on behalf of any Outside Director shall be reviewed and approved by the Board (which pursuant to Section 1.2(h) functions as the Committee for this purpose) based upon a recommendation that may be made by the Governance Committee of the Board.

     Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. In any respect under the Plan,

the Committee may consult with a third-party compensation consultant or other agent, in its discretion.

     (b) Meetings. The Committee shall designate a chairman from among its members who shall preside at its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

     (c) Decisions Binding. All determinations and decisions of the Committee shall be made in its discretion pursuant to the terms and provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

     (d) Modification of Outstanding Incentive Awards. Subject to the shareholder approval requirements of Section 8.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award (except for an Incentive Award that is a SAR, Performance-Based Stock-Based Award payable in cash, Performance-Based Cash Award, Performance Shares or Phantom Shares), eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that (i) is not adverse to the Grantee to whom such Incentive Award was granted, (ii) is consented to by such Grantee, and (iii) does not cause the Incentive Award to provide for the deferral of compensation subject to Code Section 409A (unless otherwise determined by the Committee). With respect to an Incentive Award that is an ISO, no adjustment thereto shall be made to the extent constituting a “modification” within the meaning of Code Section 424(h)(3) unless otherwise agreed to by the Grantee in writing. Notwithstanding the above provisions of this subsection, no amendment or modification of an Incentive Award shall be made to the extent such modification results in any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant (110% for Grantees who are 10% or greater shareholders pursuant to Section 1.7(b)).

     (e) Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, the Committee may not delegate to any person the authority (i) to grant Incentive Awards or (ii) if the Company is a Publicly Held Corporation, to

take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act, the Performance-Based Exception under Code Section 162(m), or the Sarbanes-Oxley Act of 2002.

     (f) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

     (g) Surrender of Previous Incentive Awards. Subject to the limitation under Section 2.2(g), the Committee may, in its absolute discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled.

     (h) Indemnification. Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles or Certificate of Incorporation or Bylaws, pursuant to any separate indemnification or hold harmless agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

1.4 Shares of Common Stock Available for Incentive Awards

     Subject to adjustment under Section 7.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock), a maximum of the Shares listed in subsections (a) and (b) below:

     (a) 3,950,134 Shares of Common Stock, which is comprised of:

     (1) 1,435,939 Shares of Common Stock, which represents the number of Shares available under the Parker Drilling Company Third Amended and Restated 1997 Stock Plan which were not awarded as of February 28, 2005;

     (2) 1,037,000 Shares of Common Stock, which represents the number of Shares available under the Parker Drilling Company 1994 Executive Stock Option Plan which were not awarded as of February 28, 2005;

     (3) 15,000 Shares of Common Stock, which represents the number of Shares available under the Parker Drilling 1994 Non-Employee Director Stock Option Plan which were not awarded as of February 28, 2005; and

     (4) 1,462,195 Shares of Common Stock, which represents the number of Shares available under the Parker Drilling Company and Subsidiaries 1991 and Subsidiaries Stock Grant Plan which were not awarded as of February 28, 2005.

     In addition to the Shares listed in Section 1.4(a) (above), the following Shares under Section 1.4(b) shall also be included under the Plan.

     (b) Any Shares of Common Stock that are represented by awards outstanding on April 27, 2005, under the Parker Drilling Company Third Amended and Restated 1997 Stock Plan, the Parker Drilling Company 1994 Executive Stock Option Plan, the Parker Drilling 1994 Non-Employee Director Stock Option Plan and the Parker Drilling Company 1991 Stock Grant Plan (collectively, the “Existing Plans”), which are forfeited or terminated, expire unexercised, lapse, are settled in cash in lieu of Common Stock, or are otherwise cancelled in a manner such that all or some of the Shares covered by such awards would be available for future awards pursuant to the following provisions of the Existing Plans:

     (1) Article 3 of the Parker Drilling Company Third Amended and Restated 1997 Stock Plan;

     (2) Section 4.2 of the Parker Drilling Company 1994 Executive Stock Option Plan;

     (3) Section 4.2 of the Parker Drilling Company 1994 Non-Employee Director Stock Option Plan; or

     (4) Section 3 of the Parker Drilling Company and Subsidiaries 1991 Stock Grant Plan.

     Notwithstanding the preceding sentence, no Shares of Common Stock that are owned by a Grantee at the time of exercise of an award granted pursuant to any Existing Plans and that are used to pay the exercise or purchase price of an award, withholding taxes, or are otherwise delivered to the Company in connection with an exercise of such award, shall be available for Incentive Awards granted under the Plan. Such Shares may be Shares of original issuance or treasury Shares or a combination of the foregoing.

     The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, which are forfeited or terminated, expire unexercised, lapse, or are settled in cash in lieu of Common Stock or in another manner such that all or some of the Shares covered by the Incentive Award are either not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again, in each case, immediately become available for Incentive Awards to be granted under the Plan.

     The aggregate number of Shares of Common Stock which may be issued upon exercise of ISOs shall be One Million (1,000,000) of the Shares reserved pursuant to the first sentence of this paragraph. For purposes of counting Shares against the ISO maximum, the net number of Shares issued pursuant to the exercise of an ISO shall be counted. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.

     During any period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:

     (a) Subject to adjustment as provided in Section 7.6, the maximum aggregate number of Shares of Common Stock attributable to Incentive Awards (including Stock Options, SARs, Restricted Stock, Performance-Based Stock-Based Awards, and Other Stock-Based Awards that are paid out in Shares) that may be granted (in the case of Stock Options and SARs) or that may vest (in the case of Restricted Stock, Performance-Based Stock-Based Awards or other Stock-Based Awards), as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be Nine Hundred Thousand (900,000) Shares.

     (b) The maximum aggregate cash payout (with respect to any Incentive Awards paid out in cash) in any calendar year which may be made to any Covered Employee shall be Three Million Dollars ($3,000,000).

     (c) With respect to any Stock Option or SAR granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option or SAR shall continue to count against the maximum number of Shares that may be the subject of Stock Options or SARs granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Code Section 162(m).

     (d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5 Share Pool Adjustments for Awards and Payouts

     The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

     (a) Stock Option;

     (b) SAR;

     (c) Restricted Stock Award;

     (d) A payout of a Performance-Based Stock-Based Award in Shares; and

     (e) A payout of an Other Stock-Based Award in Shares.

     The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

     (a) A payout of a Restricted Stock Award, Performance-Based Stock-Based Award, or Other Stock-Based Award in the form of cash and not Shares (but not the “cashless” exercise of a Stock Option as provided in Section 2.3(a));

     (b) A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award; and

     (c) Payment of an Option Price by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares withheld in payment of the Option Price).

1.6 Common Stock Available

     The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7 Participation

     (a) Eligibility. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

     No Insider shall be eligible to be granted an Incentive Award that is subject to Rule 16a-3 under the Exchange Act unless and until such Insider has granted a limited power of attorney to those officers of the Company who have been designated by the Committee for purposes of future required filings under the Exchange Act.

     (b) Incentive Stock Option Eligibility. No individual shall be eligible for the grant of any Incentive Stock Option except an Employee. However, no Employee shall be eligible for the grant of any ISO who owns or would own immediately before the grant of such ISO, directly or indirectly, stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such ISO is granted, the ISO exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the ISO by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Code Section 424(d) shall apply from the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Code Section 422.

1.8 Types of Incentive Awards

     The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in Section 2, Restricted Stock Awards, Performance-Based Stock-Based Awards and Supplemental Payments as described in Section 3, Other Stock-Based Awards and Supplemental Payments as described in Section 4, Performance-Based Cash Awards as described in Section 5, or any combination of the foregoing. The Committee may, in its discretion, and in consideration of the number of Shares available under the Plan, the terms of outstanding Incentive Awards, the accounting costs of outstanding Incentive Awards, and other factors, change the mix of future stock-based and cash awards to be granted under the Plan.

SECTION 2

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 Grant of Stock Options

     The Committee is authorized to grant (a) Non-statutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee regardless of whether any Stock Option previously granted to such person remains unexercised.

2.2 Stock Option Terms

     (a) Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement, and need not be uniform among all Stock Options issued pursuant to the Plan.

     (b) Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

     (c) Exercise Price. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided however, that in the case of an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the ISO is granted (110% for 10% or greater shareholders pursuant to Section 1.7(b)). To the extent that the Company is a Publicly Held Corporation and the Stock Option is intended to qualify for the Performance-Based Exception, the exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

     (d) Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option, not to exceed ten (10) years from the date of grant for ISO grants or five (5) years for ISO grants to 10% or greater shareholders pursuant to Section 1.7(b). The maximum term that can be fixed for a Non-statutory Stock Option or SAR at the time of grant, as set out in the Incentive Agreement, shall be fifteen (15) years. In the event no term is fixed, such term shall be ten (10) years from the date of grant.

     (e) Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised, in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the Performance Criteria to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated Performance Criteria, may specify a minimum level of achievement in respect of the specified Performance Criteria below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Criteria. All such terms and conditions shall be set forth in the Incentive Agreement.

     (f) $100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which ISOs are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such ISO shall automatically be deemed to be a Non-statutory Stock Option but only to the extent in excess of the $100,000 limit, and not an ISO. In such event, all other terms and provisions of such Stock Option grant shall remain unchanged. This paragraph shall be applied by taking ISOs into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code.

     (g) Limitation on Repricing of Options. Except to the extent otherwise approved by the shareholders of the Company, the “repricing” of Options granted under the Plan shall not be permitted. For this purpose, “repricing” means: (1) amending the terms of the Incentive Agreement for a Stock Option after it is granted to lower its exercise price, (2) any other action that is treated as a repricing under generally accepted accounting principles (“GAAP”), and (3) canceling a Stock Option at a time when its exercise price is equal to or greater than the then Fair Market Value of the underlying Shares, in exchange for another Stock Option, Restricted Stock Award, or other form of equity grant; provided however, that a cancellation, exchange or other modification to a Stock Option that occurs in connection with a Change in Control (as defined in Section 7.8) will not be deemed a repricing. A cancellation and exchange described in clause (3) of the preceding sentence (other than in connection with a Change in Control) will be considered a repricing regardless of whether the Stock Option, Restricted Stock or other equity grant is delivered simultaneously with the cancellation, regardless of whether it is treated as a repricing under GAAP, and regardless of whether it is voluntary on the part of the Grantee.

2.3 Stock Option Exercises

     (a) Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent; or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six (6) months prior to their tender to satisfy the Option Price); or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above.

     Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial accounting reporting purposes.

     The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker); or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option

Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act if the Company is a Publicly Held Corporation. Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.

     Subject to Section 7.4, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

     (b) Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any shareholders’ agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees; (ii) any applicable federal securities laws; (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded; or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

     Any Grantee or other person exercising an Incentive Award shall be required, if requested by the Committee, to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

     (c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

     (d) Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4 Stock Appreciation Rights

     (a) Grant. The Committee may grant Stock Appreciation Rights that are independent of Non-statutory Stock Options (“SARs”), but only with respect to Shares that are traded on an established securities exchange. All SARs granted under the Plan are intended to satisfy the requirements of Q&A-4(d)(iv) of Internal Revenue Service Notice 2005-1 or other authority, and therefore not provide for any deferral of compensation subject to Code Section 409A.

     (b) General Provisions. The terms and conditions of each SAR shall be evidenced by an Incentive Agreement. The exercise price per Share shall never be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the SAR. The term of the SAR shall be determined by the Committee. The Committee cannot include any feature for the deferral of compensation other than the deferral of recognition of income until exercise of the SAR.

     (c) Exercise. SARs shall be exercisable subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the SAR grant. No SAR granted to an Insider may be exercised prior to six (6) months from the date of grant, except in the event of his death or Disability which occurs prior to the expiration of such six-month period if so permitted under the Incentive Agreement.

     (d) Settlement. Upon exercise of the SAR, the Grantee shall receive an amount equal to the Spread. The Spread, less applicable withholdings, shall be payable only in Shares within 30 calendar days of the exercise date. In no event shall any SAR be settled in any manner other than by delivery of Shares that are traded on an established securities market. In addition, the Incentive Agreement under which such SARs are awarded, or any other agreements or arrangements, shall not provide that the Company will purchase any Shares delivered to the Grantee as a result of the exercise or vesting of a SAR.

2.5 Supplemental Payment on Exercise of Non-statutory Stock Options or Stock Appreciation Rights

     The Committee, either at the time of grant or exercise of any Non-statutory Stock Option, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Non-statutory Stock Option. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Non-statutory Stock Option and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion. No Supplemental Payments will be made with respect to any SARs.

SECTION 3

RESTRICTED STOCK

3.1 Award of Restricted Stock

     (a) Grant. With respect to a Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock, which may be designated as a Performance-Based Award in the discretion of the Committee, may be awarded by the Committee with such restrictions during the Restriction Period as the Committee shall designate in its discretion. Any such restrictions may differ with respect to a particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement and, during the Restriction Period, such Shares of Restricted Stock must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 83. Any Restricted Stock Award may, at the time of grant, be designated by the Committee as a Performance-Based Award that is intended to qualify for the Performance-Based Exception.

     (b) Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.

     As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of a Restricted Stock Award granted to a Covered Employee, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

     Shares awarded pursuant to a grant of Restricted Stock, whether or not under a Performance-Based Award, may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates)

or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee’s Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.

3.2 Restrictions

     (a) Forfeiture of Restricted Stock. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee’s Incentive Agreement.

     (b) Issuance of Certificates. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Parker Drilling Company 2005 Long-Term Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and Parker Drilling Company. A copy of the Plan and Incentive Agreement are on file in the main corporate office of Parker Drilling Company

     Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.

     (c) Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is necessary or appropriate.

3.3 Delivery of Shares of Common Stock

     Subject to withholding taxes under Section 8.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions.

3.4 Supplemental Payment on Vesting of Restricted Stock

     The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.

SECTION 4

OTHER STOCK-BASED AWARDS

4.1 Grant of Other Stock-Based Awards

     Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are payable in Shares or in cash, as determined in the discretion of the Committee to be consistent with the goals of the Company. Other types of Stock-Based Awards that are payable in Shares include, without limitation, purchase rights, Shares of Common Stock awarded that are not subject to any restrictions or conditions, Shares of Common Stock award subject to the satisfaction of specified Performance Criteria (“Performance Shares”), convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the performance of a specified Subsidiary, division or department of the Company, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company (or any Parent or Subsidiary). As is the case with other types of Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in conjunction with any other Incentive Awards. Other Stock-Based Awards that are payable in Shares are not intended to be deferred compensation that is subject to Code Section 409A unless otherwise determined and provided by the Committee.

     In addition to Other Stock-Based Awards that are payable in Shares, the Committee may award to a Grantee either Phantom Shares that are payable in cash or Restricted Stock Units that are payable in Shares of Common Stock. A “Phantom Share” is one unit granted to a Grantee which entitles him to receive a cash payment equal to the Fair Market Value of one Share of Common Stock on the vesting date specified in the Incentive Agreement. A “Restricted Stock Unit” is one unit granted to a Grantee which entitles him to receive a Share of Common Stock on the vesting date specified in the Incentive Agreement. Phantom Shares and Restricted Stock Units are not intended to be deferred compensation that is subject to Code Section 409A;

therefore, during the period beginning on the date such Award is granted and ending on the payment date specified in the Incentive Agreement, the Grantee’s right to payment under the Incentive Agreement must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 409A. In addition, payment to the Grantee under the Incentive Agreement shall be made within 30 days of the payment date specified in the Incentive Agreement.

4.2 Other Stock-Based Award Terms

     (a) Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

     (b) Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) as otherwise specified in the Incentive Agreement.

     (c) Performance Criteria and Other Terms. In its discretion, the Committee may specify Performance Criteria for (i) vesting in Other Stock-Based Awards and (ii) payment thereof to the Grantee, as it may determine in its discretion. The extent to which any such Performance Criteria have been met shall be determined and certified by the Committee in accordance with the requirements to qualify for the Performance-Based Exception under Code Section 162(m). All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide for a Supplemental Payment similar to such payment as described in Section 3.4.

SECTION 5

CASH AWARDS

5.1 Grant of Cash Awards

     (a) Grant. With respect to a Grantee who is an Employee, Consultant, or Outside Director, Incentive Awards payable in cash may be granted in the discretion of the Committee (“Performance-Based Cash Awards”). Performance-Based Cash Awards are not intended to be deferred compensation that is subject to Code Section 409A, unless otherwise determined and provided by the Committee.

     (b) Incentive Agreement. The terms and conditions of each grant of a Performance-Based Cash Award shall be evidenced by an Incentive Agreement, and must remain subject to a “substantial risk of forfeiture,” within the meaning of such term under Code Section 409A as determined by the Committee. In addition, payment to the Grantee under the Incentive Agreement shall be made within 30 days of the specified payment date. The Committee shall specify the Performance Criteria applicable to each Performance-Based Cash Award.

     (c) Settlement. Upon vesting of a Performance-Based Cash Award in accordance with its terms, the Grantee shall receive a cash payment subject to certification by the Committee, in writing, that the performance goals and any other material terms have been satisfied, but in no event later than two and one-half (2 1/2) months following the end of the Plan Year in which the amount payable is no longer subject to a “substantial risk of forfeiture” within the meaning of such term under Code Section 409A. If the Grantee’s Employment is terminated for any reason prior to full vesting in any part of a Performance-Based Cash Award, any non-vested portion at the time of such termination shall automatically expire and no further vesting shall occur after the termination date.

     (d) Merit Awards. Performance-Based Cash Awards may be awarded, in the discretion of the Committee, to a Grantee as a special recognition award for exemplary performance or as a supplement to other grants.

SECTION 6

PERFORMANCE-BASED AWARDS AND PERFORMANCE CRITERIA

     As determined by the Committee at the time of grant, Performance-Based Awards may be granted subject to performance objectives relating to one or more of the following within the meaning of Code Section 162(m) in order to qualify for the Performance-Based Exception (the “Performance Criteria”):

     (a) profits (including, but not limited to, profit growth, net operating profit or economic profit);

     (b) profit-related return ratios;

     (c) return measures (including, but not limited to, return on assets, capital, equity, investment or sales);

     (d) cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

     (e) earnings (including but not limited to, total shareholder return, earnings per share or earnings before or after taxes);

     (f) net sales growth;

     (g) net earnings or income (before or after taxes, interest, depreciation and/or amortization);

     (h) gross, operating or net profit margins;

     (i) productivity ratios;

     (j) share price (including, but not limited to, growth measures and total shareholder return);

     (k) turnover of assets, capital, or inventory;

     (l) expense targets;

     (m) margins;

     (n) measures of health, safety or environment;

     (o) operating efficiency;

     (p) customer service or satisfaction;

     (q) market share;

     (r) credit quality; and

     (s) working capital targets.

     Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a Performance Period.

     The Committee shall establish one or more Performance Criteria for each Incentive Award that is intended to qualify for the Performance-Based Exception on its grant date, and such Performance Criteria may be changed from time to time at the Committee’s discretion, based on the Committee’s review of the Company’s financial and operating performance and objectives, with respect to future Incentive Awards granted under the Plan. In no event shall the Committee modify any Performance Criteria for outstanding Incentive Awards.

     In establishing the Performance Criteria for each applicable Incentive Award, the Committee may provide that the effect of specified extraordinary or unusual events will be included or excluded (including, but not limited to, items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of business or related to a change in accounting principle, all as determined in accordance with the standards under Opinion No. 30 of the Accounting Principles Board (APB Opinion 30) or other authoritative financial accounting standards). The terms of the stated Performance Criteria for each applicable Incentive Award, whether for a Performance Period of one (1) year or multiple years, must preclude the Committee’s discretion to increase the amount payable to any Grantee that would otherwise be due upon attainment of the Performance Criteria, but may permit the Committee to reduce the amount otherwise payable to the Grantee in the Committee’s discretion. The Performance Criteria specified in any Incentive Agreement need not be applicable to all Incentive Awards, and may be particular to an individual Grantee’s function or business unit. The Committee may establish the Performance Criteria of the Company (or any entity which is affiliated by common ownership with the Company) as determined and designated by the Committee, in its discretion, in the Incentive Agreement.

     Performance-Based Awards will be granted in the discretion of the Committee and will be (a) sufficiently objective so that an independent person or entity having knowledge of the relevant facts could determine the amount payable to Grantee, if applicable, and whether the pre-determined goals have been achieved with respect to the Incentive Award, (b) established at a time when the performance outcome is substantially uncertain, (c) established in writing no later than 90 days after the commencement of the Performance Period to which they apply, and (d) based on operating earnings, performance against peers, earnings criteria or such other criteria as provided in this Section 6. Shares granted under Performance-Based Stock-Based Awards will be limited to the Shares available pursuant to Section 1.4.

SECTION 7

PROVISIONS RELATING TO PLAN PARTICIPATION

7.1 Incentive Agreement.

     Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (a) shall not disclose any confidential information acquired during Employment with the Company, (b) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (c) shall not interfere with the employment or other service of any employee, (d) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (e) shall forfeit an Incentive Award if terminated for Cause, (f) shall not be permitted to make an election under Code Section 83(b) when applicable, and (g) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a shareholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

7.2 No Right to Employment.

     Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

7.3 Securities Requirements.

     The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

     The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

     If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

7.4 Transferability

     Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined under Code Section 414(p)); provided, however, only with respect to Incentive Awards consisting of Non-statutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Non-statutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Non-statutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 7.4, (C) subsequent transfers of transferred Non-statutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Incentive Award in a listed transaction as described in IRS Notice 2003-47. Following any permitted transfer, the Non-statutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 7.7 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

     Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Non-statutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of employment.

     The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 7.4 shall be void and ineffective. All determinations under this Section 7.4 shall be made by the Committee in its discretion.

7.5 Rights as a Shareholder

     (a) No Shareholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a shareholder with respect to any Shares of Common Stock until the issuance of a stock certificate or other record of ownership for such Shares.

     (b) Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person. The Committee may also require such consents and releases of taxing authorities as it deems advisable.

7.6 Change in Stock and Adjustments

     (a) Changes in Law or Circumstances. Subject to Section 7.8 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Board or Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards, but shall not result in the grant of any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant. The Board or Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

     (b) Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

     (c) Recapitalization of the Company. Subject to Section 7.8 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Board or Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this Section 7.6(c).

     (d) Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 7.6 and subject to Section 7.8 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

     (e) Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Board or Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Board or Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award; such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.

     (f) Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 7.8 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Board or Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

     Notwithstanding the previous paragraph of this Section 7.6(f), but subject to the accelerated vesting and other provisions of Section 7.8 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Board or Committee, in its discretion, shall have the right and power to:

     (i) cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Board or Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

     (ii) provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Board or Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

     (iii) provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

     The Board or Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 7.6(f).

7.7 Termination of Employment, Death, Disability and Retirement

     (a) Termination of Employment. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, if the Grantee’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his termination of Employment.

     (b) Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, in the event of the termination of a Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

     (c) Retirement. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon the termination of Employment due to the Grantee’s Retirement:

     (i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

     (ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) one year after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.

     (d) Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon termination of Employment as a result of the Grantee’s Disability or death:

     (i) any nonvested portion of any outstanding Option or other Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

     (ii) any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee’s termination of Employment date.

     In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this Section 7.6(d) shall be determined by reference to Code Section 22(e)(3) to the extent required by Code Section 422(c)(6). The Committee shall determine whether a Disability for purposes of this Section 7.6(d) has occurred.

     (e) Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award; or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required. No amendment to a Grantee’s Incentive Award shall be made to the extent compensation payable pursuant thereto as a result of such amendment would be considered deferred compensation subject to Code Section 409A, unless otherwise determined and provided by the Committee.

7.8 Change in Control

     Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement:

     (a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

     (b) all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

     (c) all of the Performance-Based Stock-Based Awards and any Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

     For all purposes of this Plan, a “Change in Control” of the Company means the occurrence of any one or more of the following events:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any

Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a “Merger”), if, following such Merger, the conditions described in Section 7.8(c) (below) are satisfied;

     (b) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

     (c) Approval by the shareholders of the Company of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than 50% of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger (or its parent corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;

     (d) The sale or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than 50% of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to the consummation of such sale or disposition, and (ii) at least a majority of the members of the board of directors of such corporation (or its parent corporation) were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company;

     (e) The adoption of any plan or proposal for the liquidation or dissolution of the Company; or

     (f) Any other event that a majority of the Board, in its sole discretion, determines to constitute a Change in Control hereunder.

     Notwithstanding the occurrence of any of the foregoing events set out in this Section 7.8 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting or reasonably leading to a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board (i) prior to the occurrence of an event that otherwise would be, or reasonably lead to, a Change in Control, or (ii) after such event only if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be, or reasonably lead to, a Change in Control.

     Notwithstanding the foregoing provisions of this Section 7.8, to the extent that any payment or acceleration hereunder is subject to Code Section 409A for deferred compensation, Change in Control shall have the meaning set forth in Code Section 409A(2)(A)(v) and any regulations issued thereunder, which are incorporated herein by reference, but only to the extent inconsistent with the foregoing provisions as determined in the discretion of the Committee.

7.9 Exchange of Incentive Awards

     Subject to the limitation under Section 2.2(g), the Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.

7.10 Financing

     Subject to the requirements of the Sarbanes-Oxley Act of 2002, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.

SECTION 8

GENERAL

8.1 Effective Date and Grant Period

     This Plan is adopted by the Board effective as of the Effective Date, subject to the approval of the shareholders of the Company within one year from the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such shareholder approval; provided, however, if the requisite shareholder approval is not obtained then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Notwithstanding the foregoing, any Incentive Award that is intended to satisfy the Performance-Based Exception shall not be granted until the terms of the Plan are disclosed to, and approved by, shareholders of the Company in accordance with the requirements of the Performance-Based Exception.

8.2 Funding and Liability of Company

     No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

8.3 Withholding Taxes

     (a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.

     (b) Share Withholding. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

     (c) Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the

     Grantee an amount sufficient to satisfy the minimum withholding taxes which could be imposed with respect to such disqualifying disposition.

     (d) Loans. To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable law, the Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee or Consultant to permit the payment of taxes required by law.

8.4 No Guarantee of Tax Consequences

     Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

8.5 Designation of Beneficiary by Participant

     Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Company’s Human Resources Department, with a copy to the Committee, during the Grantee’s lifetime, and received and accepted by the Human Resources Department. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

8.6 Deferrals

     The Committee shall not permit a Grantee to defer such Grantee’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance-Based Stock-Based Awards, Other Stock-Based Awards or Performance-Based Cash Awards.

8.7 Amendment and Termination

     The Board shall have the power and authority to terminate or amend the Plan at any time; provided, however, the Board shall not, without the approval of the shareholders of the Company within the time period required by applicable law:

     (a) except as provided in Section 7.6, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4;

     (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan;

     (c) extend the term of the Plan; or,

     (d) if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

     No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

     In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s shareholders.

8.8 Requirements of Law

     (a) Governmental Entities and Securities Exchanges. The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

     (b) Securities Act Rule 701. If no class of the Company’s securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to “Rule 701 Grantees” (as defined below) and issuances of the underlying shares of Common Stock, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 (“Rule 701”), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an Incentive Award is granted to him, as well as the additional disclosure required by Rule 701 (e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this Section 8.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this Section 8.8(b), as determined in accordance with Rule 701, “Rule 701 Grantees” shall mean any Grantee other than a director of the Company, the Company’s chairman, CEO, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.

8.9 Rule 16b-3 Securities Law Compliance for Insiders

     If the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

8.10 Compliance with Code Section 162(m) for Publicly Held Corporation

     If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception, except for grants of Non-statutory Stock Options with an Option Price set at less than the Fair Market Value of a Share on the date of grant. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

8.11 Notices

     (a) Notice From Insiders to Secretary of Change in Beneficial Ownership. Within two business days after the date of a change in beneficial ownership of the Common Stock issued or delivered pursuant to this Plan, an Insider should report to the Secretary of the Company any such change to the beneficial ownership of Common Stock that is required to be reported with respect to such Insider under Rule 16(a)-3 promulgated pursuant to the Exchange Act. Whenever reasonably feasible, Insiders will provide the Committee with advance notification of such change in beneficial ownership.

     (b) Notice to Insiders and Securities and Exchange Commission. The Company shall provide notice to any Insider, as well as to the Securities and Exchange Commission, of any “blackout period,” as defined in Section 306(a)(4) of the Sarbanes-

Oxley Act of 2002, in any case in which Insider is subject to the requirements of Section 304 of said Act in connection with such “blackout period.”

8.12 Pre-Clearance Agreement with Brokers

     Notwithstanding anything in the Plan to the contrary, no shares of Common Stock issued pursuant to this Plan will be delivered to a broker or dealer that receives such shares for the account of an Insider unless and until the broker or dealer enters into a written agreement with the Company whereby such broker or dealer agrees to report immediately to the Secretary of the Company (or other designated person) a change in the beneficial ownership of such shares.

8.13 Successors to Company

     All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

8.14 Miscellaneous Provisions

     (a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

     (b) The expenses of the Plan shall be borne by the Company.

     (c) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

8.15 Severability

     In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

8.16 Gender, Tense and Headings

     Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

8.17 Governing Law

     The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

8.18 Term of the Plan

     Unless terminated earlier pursuant to Section 8.7 hereof, the Plan shall terminate as of the close of business on April 26, 2015, and no Incentive Award may be granted under the Plan thereafter, but such termination shall not affect any Incentive Award issued or granted on or prior to such termination date.

[Signature page follows.]

     IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer, this 10 th day of March, 2005, to be effective as of the Effective Date.

PARKER DRILLING COMPANY

By: /s/ James W. Whalen

Name: James W. Whalen

Title: Senior Vice President & CFO

ANNUAL REPORT

The Company has provided to each person whose proxy is being solicited a copy of its 2004 Annual Report to Stockholders. The Company will provide without charge to each person who requests, a copy of the Company’s Annual Report on Form 10-K (including the financial statements and financial schedules thereto) required to be filed with the Securities and Exchange Commission for the year ended December 31, 2004. Such requests should be directed to Mr. David Tucker, Investor Relations Department, Parker Drilling Company, 1401 Enclave Parkway, Suite 600, Houston, Texas 77077.

Stockholders are invited to keep current on the Company’s latest contracts, news releases and other developments throughout the year by way of the Internet. The Parker Drilling Company home page can be accessed by setting your Web browser to http://www.parkerdrilling.com for regularly updated information.

PARKER DRILLING COMPANY

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, April 27, 2005
10:00 a.m.

The Westlake Club
570 Westlake Park Boulevard
Houston, Texas

This proxy is solicited on behalf of the Board of Directors
proxy

The undersigned appoints ROBERT L. PARKER and ROBERT L. PARKER JR., or either of them, as Proxies, with the power of substitution, and authorizes them to represent the undersigned at the annual meeting of stockholders to be held April 27, 2005, or any adjournment thereof, and to vote all the shares of common stock of Parker Drilling Company held of record by the undersigned on March 10, 2005, as designated on the reverse side.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS IN EACH SUCH CASE.

See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK ««« EASY ««« IMMEDIATE
•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 26, 2005.
•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/pkd/ — QUICK ««« EASY ««« IMMEDIATE
•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 26, 2005.
•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Parker Drilling Company, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card
ò  Please detach here  ò

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1.	Election of directors — director nominees:				☐	Vote FOR all nominees (except as marked)			☐	Vote WITHHELD from all nominees
	01 02	Robert L. Parker Robert L. Parker Jr.	03	Roger B. Plank

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	TO CONSIDER AND ACT UPON A PROPOSAL to approve the Parker Drilling Company 2005 Long-Term Incentive Plan.				☐	For	☐	Against	☐	Abstain
3.	PROPOSAL TO RATIFY the appointment of PricewaterhouseCoopers LLP as independent accountants for 2005.				☐	For	☐	Against	☐	Abstain
4.	IN THEIR DISCRETION, the Proxies are authorized to vote in their best judgment upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

Address Change? Mark Box ☐ Indicate changes below:			I Plan to Attend the Meeting ☐			Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.